Exhibit 99.3.2

AMENDED PRO FORMA VALUATION UPDATE REPORT

WATERSTONE FINANCIAL, INC.
Wauwatosa, Wisconsin

PROPOSED HOLDING COMPANY FOR:
WATERSTONE BANK
Wauwatosa, Wisconsin

Dated As Of:
July 19, 2013

Prepared By:

RP® Financial, LC.
1100 North Glebe Road
Suite 600
Arlington, Virginia 22201

July 19, 2013

Boards of Directors
Lamplighter Financial, MHC
Waterstone Financial, Inc.
WaterStone Bank SSB
11200 West Plank Court
Wauwatosa, Wisconsin  53226

Members of the Boards of Directors:

We have completed and hereby provide an updated appraisal of the estimated pro forma market value of the common stock which is to be issued in connection with the mutual-to-stock conversion described below.

This document is an “amended update” to our previously filed update dated July 19, 2013.  This amended update document revises certain assumptions to match the reported June 30, 2013 figures in the prospectus, including the outstanding number of minority shares and trailing twelve month net income figures.  There is no change to the offering range.

This updated appraisal is furnished pursuant to the requirements of 563b.7 and has been prepared in accordance with the “Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization” of the Office of Thrift Supervision (“OTS”) and reissued by the Office of the Comptroller Currency (“OCC”), and applicable interpretations thereof.  Such Valuation Guidelines are relied upon by the Federal Reserve Board (“FRB”) in the absence of separate written valuation guidelines.  Our original appraisal report, dated May 17, 2013 (the “Original Appraisal”), is incorporated herein by reference.  As in the preparation of our Original Appraisal, we believe the data and information used herein is reliable; however, we cannot guarantee the accuracy and completeness of such information.

On June 6, 2013, the respective Boards of Directors of Lamplighter Financial, MHC (the “MHC”) and Waterstone Financial, Inc. (“WSBF”), a federal corporation, adopted a plan of conversion and reorganization (the “Plan of Conversion”), whereby the MHC will convert to stock form.  As a result of the conversion, WSBF, which currently owns all of the issued and outstanding common stock of WaterStone Bank, SSB (“WaterStone Bank” or the “Bank”), will be succeeded by a Maryland corporation with the name of Waterstone Financial, Inc. (“Waterstone Financial” or the “Company”).  Following the conversion, the MHC will no longer exist.  For purposes of this document, the existing consolidated entity will hereinafter be referred to as Waterstone Financial or the Company.  As of June 30, 2013 the MHC had a majority ownership interest in, and its principal asset consisted of, approximately 73.53% of the common stock (the “MHC Shares”) of Waterstone Financial.  The remaining 26.47% of Waterstone Financial’s common stock was owned by public shareholders.

Washington Headquarters
Three Ballston Plaza	Telephone: (703) 528-1700
1100 North Glebe Road, Suite 600	Fax No.: (703) 528-1788
Arlington, VA 22201	Toll-Free No.: (866) 723-0594
www.rpfinancial.com	E-Mail: mail@rpfinancial.com

Boards of Directors
July 19, 2013

It is our understanding that Waterstone Financial will offer its stock, representing the majority ownership interest held by the MHC, in a subscription offering to Eligible Account Holders, Tax-Qualified Plans, Supplemental Eligible Account Holders and Other Members, as such terms are defined for purposes of applicable federal regulatory requirements governing mutual-to-stock conversions.  To the extent that shares remain available for purchase after satisfaction of all orders received in the subscription offering, the shares may be offered for sale to the public at large in a community offering and a syndicated offering.  Upon completing the mutual-to-stock conversion and stock offering (the “second-step conversion”), the Company will be 100% owned by public shareholders, the publicly-held shares of WSBF will be exchanged for shares in the Company at a ratio that retains their ownership interest at the time the conversion is completed and the MHC assets will be consolidated with the Company.

This updated appraisal reflects the following noteworthy items:  (1) a review of recent developments in Waterstone Financial’s financial condition, including financial data through June 30, 2013; (2) an updated comparison of Waterstone Financial’s financial condition and operating results versus the Peer Group companies identified in the Original Appraisal; and, (3) a review of stock market conditions since the date of the Original Appraisal.

The estimated pro forma market value is defined as the price at which Waterstone Financial’s common stock, immediately upon completion of the second-step offering, would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of relevant facts.

Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the common stock.  Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the pro forma market value thereof.  RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.  RP Financial maintains a policy which prohibits the company, its principals or employees from purchasing stock of its client institutions.

Discussion of Relevant Considerations

1.             Financial Results

Table 1 presents summary balance sheet and income statement details for the 12 months ended March 31, 2013 and updated financial information through June 30, 2013.  Waterstone Financial’s assets increased by $4.1 million or 0.3% from March 31, 2013 to June 30, 2013.  Within the asset base, loans receivable increased while cash and equivalents and investment securities declined.  Loan growth continued to be largely sustained by growth of loans held-for-sale as part of the mortgage banking operations, as portfolio loans continued declining.  Overall, cash and investments (inclusive of FHLB stock) decreased from $304.8 million or 18.7% of assets at March 31, 2013 to $290.8 million or 17.8% of assets at June 30, 2013.  Loans receivable increased from $1.200 billion or 73.7% of assets at March 31, 2013 to $1.211 billion or 74.2% of assets at June 30, 2013, with the balance of loans held for sale increased notably by $27.9 million, or 26.8 percent.

Boards of Directors
July 19, 2013

Table 1
Waterstone Financial, Inc.
Recent Financial Data

	At March 31, 2013		At June 30, 2013
		% of		% of
	Amount	Assets	Amount	Assets
	($000)	(%)	($000)	(%)
Balance Sheet Data
Assets	$1,628,754	100.00%	$1,632,876	100.00%
Cash and Cash Equivalents	64,114	3.94%	54,368	3.33%
Investment Securities	220,471	13.54%	216,253	13.24%
FHLB Stock	20,193	1.24%	20,193	1.24%
Loans Originated for Investment, net	1,095,639	67.27%	1,079,148	66.09%
Loans Held for Sale	104,168	6.40%	132,045	8.09%
Loans Receivable, net	1,199,807	73.66%	1,211,193	74.18%
Goodwill	601	0.04%	601	0.04%
Real Estate Owned	30,799	1.89%	29,983	1.84%
Deposits	914,919	56.17%	893,007	54.69%
FHLB Advances, Other Borrowed Funds	395,324	24.27%	406,046	24.87%
Repurchase Agreements	84,000	5.16%	84,000	5.14%
Stockholders’ Equity	207,105	12.72%	209,345	12.82%
Tangible Stockholders’ Equity	206,504	12.68%	208,744	12.78%

	12 Months Ended		12 Months Ended
	March 31, 2013		June 30, 2013
		% of Avg.		% of Avg.
	Amount	Assets	Amount	Assets
	($000)	(%)	($000)	(%)
Summary Income Statement
Interest Income	$67,890	4.07%	$65,999	4.00%
Interest Expense	(26,225)	-1.57%	(25,041)	-1.52%
Net Interest Income	$41,665	2.50%	$40,958	2.48%
Provision for Loan Losses	(6,385)	-0.38%	(6,160)	-0.37%
Net Interest Income after Provisions	$35,280	2.12%	$34,798	2.11%

Other Operating Income	$4,009	0.24%	$4,417	0.27%
Operating Expense	(106,494)	-6.39%	(107,705)	-6.53%
Net Operating Income	($67,205)	-4.03%	($68,490)	-4.15%

Mortgage Banking Income	$95,162	5.71%	$98,110	5.95%
Net Non-Operating Income	$63	0.00%	$164	0.01%

Net Income Before Tax	$28,020	1.68%	$29,784	1.81%
Income Taxes	9,311	0.56%	6,297	0.38%
Net Income (Loss)	$37,331	2.24%	$36,081	2.19%

Core Net Income (Loss)	$16,774	1.01%	$17,772	1.08%

Source: Waterstone Financial’s preliminary prospectus and RP Financial calculations.

Boards of Directors
July 19, 2013

Reflecting a continuation of Waterstone Financial’s strategy to reduce higher costing deposits, the Company’s interest-bearing funding composition showed a decrease in deposits during the second quarter.  Deposits decreased from $914.9 million or 56.2% of assets at March 31, 2013 to $893.0 million or 54.7% of assets at June 30, 2013.  Increases in money market, saving and demand accounts were more than offset by a decline in certificates of deposit.  Borrowings increased from $479.3 million or 29.4% of assets at March 31, 2013 to $490.0 million or 30.0% of assets at June 30, 2013.  Borrowings added during the second quarter consisted of short-term repurchase agreements used to finance loans held-for-sale as part of the mortgage banking operations.  Waterstone Financial’s equity increased from $207.2 million or 12.7% of assets at March 31, 2013 to $209.3 million or 12.8% of assets at June 30, 2013 and tangible equity increased from $206.5 million or 12.7% of assets at March 31, 2013 to $208.7 million or 12.8% of assets at June 30, 2013.  Capital growth during the second quarter was realized through retention of earnings, which was partially offset by a decrease in accumulated other comprehensive income.

Updated credit quality measures continued to show an improving trend, which started in 2010.  Based on information in the Company’s updated prospectus, Waterstone Financial’s non-performing assets decreased from $118.9 million or 7.30% of assets at March 31, 2013 to $109.4 million or 6.70% of assets at June 30, 2013.  A decrease in non-accruing loans accounted for the decline in the balance of non-performing assets, while the balance of performing troubled debt restructured loans increased.  The balance of other real estate owned declined slightly during the second quarter as well.  As of June 30, 2013, non-performing assets consisted of $53.3 million of non-accruing loans, $26.2 million of performing troubled debt restructured loans and $30.0 million of other real estate owned.

Waterstone Financial’s operating results for the 12 months ended March 31, 2013 and June 30, 2013 are also set forth in Table 1.  The Company’s reported earnings decreased from $37.3 million or 2.24% of average assets for the 12 months ended March 31, 2013 to $36.1 million or 2.19% of average assets for the 12 months ended June 30, 2013.  The decrease in net income was mostly due to a lower tax benefit, higher operating expenses and lower net interest income, offset in part by higher gains on sale of loans related to the mortgage banking operation and lower loan loss provisions,.  The higher operating expenses also reflected the increased level of mortgage banking activities.  The Company’s core net income, which will be used in the valuation analysis, equaled $17.8 million, or 1.08% of average assets for the 12 months ended June 30, 2013.  Such income reflects the exclusion of the income tax benefits and other non-operating income or expenses sources, along with a normalized tax rate assumption.

Waterstone Financial’s net interest income ratio declined slightly from 2.50% of average assets for the 12 months ended March 31, 2013 to 2.48% of average assets for the 12 months ended June 30, 2013.  The decrease in the net interest income ratio was due to a more significant decrease in the interest income ratio compared to the interest expense ratio, which was consistent with trends in the Company’s interest rate spread.  Waterstone Financial’s interest rate spread declined from 2.49% during the second quarter of 2012 to 2.40% during the second quarter of 2013, as the result of a 26 basis point decline in average rate paid on interest-bearing liabilities versus a 17 basis point decline in the average yield earned on interest-earning assets.

Boards of Directors
July 19, 2013

Operating expenses were higher during most recent 12 month period, increasing from 6.39% of average assets for the 12 months ended March 31, 2013 to 6.53% of average assets for the 12 months ended June 30, 2013.  The increase in operating expenses was primarily attributable to increases in business volumes of the mortgage banking operations.

Non-interest operating income was notably higher during the most recent 12 month period and equaled 0.27% of average assets for the 12 months ended June 30, 2013, as shown in Table 1.  Gains on the sale of loans remained by far the largest contributor to income, and equaled $98.1 million, or 5.95% of average assets for the 12 months ended June 30, 2013 compared to $95.2 million, or 5.71% of average assets for the 12 months ended March 31, 2013.  Overall, when including the gains on sale of loans into core earnings, the Company’s updated efficiency ratio of 75.1% (operating expenses, net of amortization of intangibles, as a percent of net interest income, non-interest operating income and gains on the sale of loans) was slightly more favorable compared to the 75.6% efficiency ratio recorded for the twelve months ended March 31, 2013.

The Company’s updated earnings showed a slight increase in net non-operating income, due to an increase in gains on the sale of investment securities, while other than temporary impairment (“OTTI”) charges remained stable.  However, total non-operating income remained minimal in both periods.

Improving credit quality trends supported a reduction in loan loss provisions established during the most recent 12 month period, decreasing as percent of average assets from 0.38% for the 12 months ended March 31, 2013 to 0.37% for the 12 months ended June 30, 2013.  As of June 30, 2013, the Company maintained an allowance for loan losses of $27.8 million equal to 34.96% of non-performing loans (non-accruing loans plus accruing restructured loans.

2.             Peer Group Financial Comparisons

Tables 2 and 3 present the financial characteristics and operating results for Waterstone Financial, the Peer Group and all publicly-traded thrifts.  The Company’s ratios are based on financial results through June 30, 2013, while the Peer Group’s information is through March 31, 2013, unless otherwise indicated for the Peer Group companies.

In general, the comparative balance sheet ratios for the Company and the Peer Group did not vary significantly from the ratios exhibited in the Original Appraisal.  Consistent with the Original Appraisal, the Company’s updated interest-earning asset composition reflected a lower concentration of cash and investments and a higher concentration of loans.  Overall, the Company’s and the Peer Group’s updated interest-earning assets-to-assets ratios equaled 94.4% and 96.0%, respectively.

Boards of Directors
July 19, 2013

Table 2
Balance Sheet Composition and Growth Rates
Comparable Institution Analysis
As of March 31, 2013

		Balance Sheet as a Percent of Assets										Balance Sheet Annual Growth Rates							Regulatory Capital
		Cash &	MBS &				Borrowed	Subd.	Net	Goodwill	Tng Net		MBS, Cash &			Borrow s.	Net	Tng Net
		Equivalents	Invest	BOLI	Loans (1)	Deposits	Funds	Debt	Worth	& Intang	Worth	Assets	Investments	Loans	Deposits	&Subdebt	Worth	Worth	Tangible	Core	Reg.Cap.

Waterstone Financial, Inc.
June 30, 2013		3.3%	14.5%	2.4%	74.2%	54.7%	30.0%	0.0%	12.8%	0.0%	12.8%	-2.87%	-2.62%	-3.65%	-9.45%	2.30%	19.09%	19.16%	12.17%	12.17%	18.87%

All Public Companies
Averages		6.5%	21.3%	1.7%	66.0%	74.8%	10.0%	0.4%	13.6%	0.8%	12.8%	4.33%	-0.34%	4.91%	5.41%	-4.75%	2.98%	2.75%	12.72%	12.60%	21.44%
Medians		5.2%	17.8%	1.9%	67.3%	75.5%	8.5%	0.0%	12.9%	0.1%	11.8%	-0.11%	-3.40%	2.54%	0.78%	-6.17%	1.46%	1.10%	12.29%	12.15%	20.31%

State of WI
Averages		5.3%	21.4%	1.2%	67.9%	78.8%	8.8%	0.0%	10.9%	0.0%	10.8%	-2.85%	-2.04%	2.67%	-4.55%	25.19%	2.75%	2.86%	10.20%	10.20%	17.19%
Medians		5.3%	21.4%	1.2%	67.9%	78.8%	8.8%	0.0%	10.9%	0.0%	10.8%	-2.85%	-2.04%	2.67%	-4.55%	25.20%	2.75%	2.86%	10.20%	10.20%	17.19%

Comparable Recent Conversions(2)
CHFN	Charter Financial Corp. of GA	10.5%	18.9%	3.3%	57.8%	77.5%	7.8%	0.0%	13.8%	0.5%	13.3%	-11.90%	-4.88%	-8.96%	-12.16%	-26.36%	2.23%	2.74%	12.16%	12.16%	19.22%

Comparable Group
Averages		5.5%	26.6%	1.8%	62.1%	74.6%	8.7%	0.8%	14.4%	0.5%	13.9%	-2.05%	-4.49%	-0.76%	-2.37%	-6.55%	0.60%	0.49%	14.11%	14.11%	22.00%
Medians		5.2%	25.7%	1.9%	64.4%	75.4%	8.0%	0.3%	14.5%	0.2%	13.8%	-2.72%	-10.29%	1.59%	-1.46%	-8.02%	0.21%	0.23%	13.93%	13.93%	21.59%

Comparable Group
BKMU	Bank Mutual Corp of WI	5.4%	27.4%	2.4%	59.1%	77.1%	8.7%	0.0%	11.6%	0.0%	11.6%	-8.29%	-27.11%	6.60%	-9.17%	13.78%	1.90%	1.95%	10.46%	10.46%	18.23%
FDEF	First Defiance Fin. Corp of OH	7.7%	10.6%	2.1%	73.1%	81.2%	3.2%	1.8%	12.9%	3.2%	9.6%	-4.80%	-27.37%	2.40%	-0.90%	-41.10%	-6.65%	-8.10%	11.79%	11.79%	15.19%
FFNW	First Fin NW, Inc of Renton WA	2.9%	18.9%	0.3%	73.2%	73.3%	3.8%	0.0%	21.3%	0.0%	21.3%	-14.52%	-36.59%	-4.61%	-14.91%	-59.07%	3.32%	3.32%	17.46%	17.46%	27.82%
FXCB	Fox Chase Bancorp, Inc. of PA	0.5%	32.3%	1.8%	62.4%	64.2%	18.4%	0.0%	16.5%	0.0%	16.5%	7.67%	11.83%	4.93%	4.48%	34.01%	-3.34%	-3.34%	13.13%	13.13%	20.53%
FRNK	Franklin Financial Corp. of VA	13.6%	35.5%	3.2%	44.5%	59.8%	16.4%	0.0%	22.9%	0.0%	22.9%	-4.34%	-10.29%	2.08%	-1.43%	-9.03%	-8.33%	-8.33%	17.10%	17.10%	27.60%
HFFC	HF Financial Corp. of SD	1.9%	35.6%	1.7%	56.8%	74.9%	11.3%	2.3%	8.3%	0.4%	7.9%	0.09%	8.10%	-4.03%	0.49%	-7.00%	2.97%	3.11%	NA	NA	NA
CASH	Meta Financial Group of SD	5.1%	71.2%	1.9%	19.0%	89.5%	0.8%	0.6%	8.2%	0.1%	8.1%	8.93%	9.70%	2.87%	7.23%	-28.42%	NM	NM	NA	NA	NA
NASB	NASB Fin, Inc. of Grandview MO	4.3%	23.9%	0.2%	66.3%	69.3%	10.6%	2.2%	16.1%	0.2%	15.9%	-1.10%	NM	-18.85%	-6.12%	0.00%	21.59%	21.99%	NA	NA	NA
PULB	Pulaski Fin Cp of St. Louis MO	5.2%	3.3%	2.4%	85.0%	81.0%	7.3%	1.5%	9.1%	0.3%	8.8%	2.53%	64.67%	-0.08%	-1.49%	71.36%	0.21%	0.23%	NA	NA	NA
SMPL	Simplicity Bancorp of CA	8.2%	7.4%	1.5%	81.1%	75.9%	6.8%	0.0%	16.6%	0.4%	16.1%	-6.63%	-33.33%	1.09%	-1.89%	-40.00%	-6.26%	-6.42%	14.73%	14.73%	22.65%

(1)	Includes loans held for sale.
(2)	Ratios are based on the date of the most recent financial statements disclosed in the offering prospectus.

Source: SNL Financial, LC. and RP® Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2013 by RP® Financial, LC.

Boards of Directors
July 19, 2013

Waterstone Financial’s funding composition continued to show a lower concentration of deposits and a higher concentration of borrowings, relative to the comparable Peer Group measures.  Updated interest-bearing liabilities-to-assets ratios equaled 84.7% and 84.1% for the Company and the Peer Group, respectively.  Waterstone Financial’s updated tangible equity-to-assets ratio equaled 12.8%, which below the comparable Peer Group ratio of 13.9%.  Waterstone Financial’s updated interest-earning assets-to-interest-bearing liabilities (“IEA/IBL”) ratio equaled 111.5%, which remained somewhat below the comparable Peer Group ratio of 114.2%.  As discussed in the Original Appraisal, the additional equity realized from stock proceeds should serve to increase Waterstone Financial’s IEA/IBL ratio, as the level of interest-bearing liabilities funding assets will be lower due to the increase in equity realized from the offering and the net proceeds realized from the offering will be primarily deployed into interest-earning assets.

Updated growth rates for Waterstone Financial and the Peer Group are based on annual growth rates for the 12 months ended June 30, 2013 or the most recent 12 month period available for the Peer Group companies.  Waterstone Financial recorded a 2.9% decrease in assets, which was a less favorable trend than the Peer Group’s asset shrinkage rate of 2.1%.  Waterstone Financial experienced reductions in both cash and investments and loans, while the Peer Group recorded only a modest reduction in loans and a higher loss of cash and investments.

Over the past 12 months, the asset decline of the Company was enabled by a loss of deposits (9.5%), while borrowings increased by 2.3% reflecting the operations of the mortgage banking company.  Deposit shrinkage of 2.4% was recorded by the Peer Group, while borrowings declined at a larger 6.6% annual rate.  Updated tangible net worth growth rates showed a notable increase of 19.2% for Waterstone Financial, primarily due to the recovery of the deferred tax asset, while the Peer Group recorded growth of 0.49% for the Peer Group, as retention of their respective earnings were offset by dividend payments and other capital management strategies.  As noted in the Original Appraisal, the Company’s post-conversion capital growth rate will initially be constrained by maintenance of a higher pro forma capital position.  Dividend payments and stock repurchases, pursuant to regulatory limitations and guidelines, could also potentially slow the Company’s capital growth rate in the longer term following the stock offering.

Table 3 displays comparative operating results for Waterstone Financial based on earnings for the 12 months ended June 30, 2013 and the 12 months ended March 31, 2013 for the Peer Group, unless otherwise indicated for the Peer Group companies.  Waterstone Financial and the Peer Group reported updated net income to average assets ratios of 2.19% and 0.82%, respectively.  Net gains on sale, consisting of gains on the sale of loans, continued to represent a significant earnings advantage of the Company, which was partially offset by earnings advantages maintained by the Peer Group with respect to higher ratios for net interest income, lower loan loss provisions, higher non-interest operating income and lower operating expenses.  In addition, the Company’s income statement continues to be impacted by a net tax benefit, a result of the recent recovery of the deferred tax asset.

In terms of the net interest income ratio, Waterstone Financial continued to record a somewhat lower ratio, as the Company’s modestly higher level of interest income was more than offset by a higher level of interest expense.  As noted in the Original Appraisal, the Company’s interest expense is elevated due to the greater use of borrowings and the higher costing CDs in portfolio.  These relative levels were also indicated by the Company’s and the Peer Group’s yields on earning assets and costs of liabilities as shown in Table 3.  On balance, the Company’s yield cost spread of 2.44% was 53 basis points lower than the Peer Group’s indicated ratio.

Boards of Directors
July 19, 2013

Table 3
Income as Percent of Average Assets and Yields, Costs, Spreads
Comparable Institution Analysis
For the 12 Months Ended March 31, 2013

			Net Interest Income					Other Income				G&A/Other Exp.		Non-Op. Items		Yields, Costs, and Spreads
						Loss	NII				Total								MEMO:	MEMO:
		Net				Provis.	After	Loan	R.E.	Other	Other	G&A	Goodwill	Net	Extrao.	Yield	Cost	Yld-Cost	Assets/	Effective
		Income	Income	Expense	NII	on IEA	Provis.	Fees	Oper.	Income	Income	Expense	Amort.	Gains	Items	On Assets	Of Funds	Spread	FTE Emp.	Tax Rate

Waterstone Financial, Inc.
June 30, 2013		2.19%	4.00%	1.52%	2.48%	0.37%	2.11%	0.00%	0.00%	0.27%	0.27%	6.53%	0.00%	5.96%	0.00%	4.23%	1.79%	2.44%	$2,088	-21.14%

All Public Companies
Averages		0.53%	3.88%	0.83%	3.05%	0.33%	2.72%	0.04%	-0.06%	0.71%	0.69%	2.98%	0.02%	0.42%	0.00%	4.14%	0.98%	3.17%	$5,734	29.89%
Medians		0.58%	3.87%	0.80%	3.05%	0.21%	2.84%	0.00%	-0.02%	0.60%	0.57%	2.76%	0.00%	0.12%	0.00%	4.13%	0.92%	3.16%	$5,185	30.99%

State of WI
Averages		0.27%	4.05%	0.94%	3.11%	0.43%	2.68%	0.05%	-0.10%	0.78%	0.73%	3.17%	0.01%	0.19%	0.00%	4.26%	1.07%	3.19%	$3,158	36.62%
Medians		0.22%	3.29%	0.79%	2.50%	0.22%	2.28%	0.00%	0.00%	0.42%	0.57%	3.17%	0.01%	0.00%	0.00%	3.57%	0.92%	2.65%	$2,796	33.48%

Comparable Recent Conversions(1)
CHFN	Charter Financial Corp. of GA	0.46%	4.48%	0.99%	3.48%	0.42%	3.07%	0.04%	0.00%	1.02%	1.06%	3.70%	0.05%	0.14%	0.00%	5.35%	1.23%	4.12%	$3,535	11.37%

Comparable Group
Averages		0.82%	3.73%	0.82%	2.91%	0.12%	2.79%	0.00%	-0.10%	1.04%	0.94%	3.20%	0.01%	0.77%	0.00%	3.96%	0.98%	2.97%	$5,476	31.58%
Medians		0.61%	3.85%	0.86%	3.00%	0.18%	2.74%	0.00%	-0.08%	0.94%	0.76%	2.97%	0.00%	0.25%	0.00%	4.12%	1.02%	2.96%	$4,152	32.25%

Comparable Group
BKMU	Bank Mutual Corp of WI	0.32%	3.29%	0.79%	2.50%	0.21%	2.28%	-0.04%	-0.20%	1.13%	0.88%	3.16%	0.01%	0.49%	0.00%	3.57%	0.92%	2.65%	$3,520	33.48%
FDEF	First Defiance Fin. Corp of OH	0.97%	3.80%	0.50%	3.30%	0.38%	2.92%	-0.01%	0.00%	1.28%	1.27%	3.05%	0.07%	0.31%	0.00%	4.15%	0.58%	3.57%	$3,688	30.08%
FFNW	First Fin NW, Inc of Renton WA	0.38%	4.12%	1.13%	2.99%	0.14%	2.85%	0.03%	-0.26%	0.66%	0.43%	2.78%	0.00%	-0.11%	0.00%	4.33%	1.41%	2.92%	$7,847	NM
FXCB	Fox Chase Bancorp, Inc. of PA	0.54%	3.87%	0.87%	3.01%	0.27%	2.74%	0.00%	-0.21%	0.98%	0.77%	2.50%	0.00%	0.06%	0.00%	4.05%	1.06%	2.99%	$7,697	22.77%
FRNK	Franklin Financial Corp. of VA	0.67%	3.83%	1.39%	2.43%	-0.06%	2.49%	0.00%	0.16%	-0.07%	0.09%	1.41%	0.00%	-0.08%	0.00%	4.09%	1.83%	2.26%	$10,846	38.65%
HFFC	HF Financial Corp. of SD	0.53%	3.43%	0.94%	2.49%	-0.11%	2.60%	-0.03%	-0.02%	0.72%	0.67%	2.93%	0.00%	0.61%	0.00%	3.64%	1.05%	2.59%	$4,058	28.25%
CASH	Meta Financial Group of SD	0.62%	2.22%	0.20%	2.02%	-0.01%	2.03%	0.06%	-0.02%	3.25%	3.29%	4.48%	0.00%	0.10%	0.00%	2.31%	0.22%	2.09%	$4,245	23.71%
NASB	NASB Fin, Inc. of Grandview MO	2.64%	4.56%	0.84%	3.73%	-0.54%	4.27%	0.01%	-0.14%	0.90%	0.77%	5.98%	0.01%	5.24%	0.00%	4.84%	0.99%	3.84%	$2,774	38.49%
PULB	Pulaski Fin Cp of St. Louis MO	0.90%	3.99%	0.55%	3.44%	0.70%	2.74%	0.00%	-0.25%	0.99%	0.74%	3.00%	0.00%	0.85%	0.00%	4.29%	0.62%	3.68%	$3,247	32.25%
SMPL	Simplicity Bancorp of CA	0.59%	4.14%	0.94%	3.20%	0.23%	2.97%	0.00%	-0.01%	0.52%	0.51%	2.74%	0.00%	0.19%	0.00%	4.28%	1.14%	3.14%	$6,840	36.57%

(1)	Ratios are based on the date of the most recent financial statements disclosed in the offering prospectus.

Source: SNL Financial, LC. and RP® Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Boards of Directors
July 19, 2013

As a primary driver of Waterstone Financial’s level of net income, net gains on sale equaled 5.96% of average assets for Waterstone Financial over the most recent 12 month period, reflecting the increasing mortgage banking operations and related gains on sale of loans.  The Peer Group reported net gains of 0.77% of average assets over the same time period.

As was contained in the Original Appraisal, non-interest operating income remained a larger contributor to the Peer Group’s earnings, as such income amounted to 0.27% and 0.94% of the Company’s and the Peer Group’s average assets, respectively.  The Company continued to report a much higher operating expense ratio (6.53% of average assets) due to the mortgage banking operations.  In assessing Waterstone Financial’s core earnings strength relative to the Peer Group’s, the Company’s updated efficiency ratio of 75.1% (inclusive of the mortgage banking gains on sale) remained slightly higher, or less favorable than the Peer Group’s efficiency ratio of 69.3%.

Loan loss provisions remained a somewhat higher factor in the Company’s updated earnings, with loan loss provisions established by the Company and the Peer Group equaling 0.37% and 0.12% of average assets, respectively.

As noted previously, the Company reported an effective tax benefit of 21.14% for the 12 months ended June 30, 2013, compared to the Peer Group’s effective tax rate of 31.58%.  As set forth in the prospectus, the Company’s effective marginal tax rate has been assumed to equal 40.0%.

Waterstone Financial’s updated credit quality measures as shown in Table 4 continued to imply higher credit risk exposure, based on the Company’s higher ratios for non-performing loans as a percent of loans (7.36% versus 5.35% for the Peer Group) and total non-performing assets as a percent of assets (6.70% versus 4.18% for the Peer Group).  Allowances for loan losses as a percent of loans were higher for the Company than the Peer Group (2.57% versus 1.67% for the Peer Group), and the Company maintained a slightly lower ratio of loss reserves as a percent of total non-performing assets (25.38% versus 33.76% for the Peer Group).  As noted in the Original Appraisal, in recent periods the Company has been able to record a steady reduction in problem assets and the resulting asset quality ratios, which is viewed as reducing the implied credit risk associated with the Company’s loan portfolio.

Boards of Directors
July 19, 2013

Table 4
Credit Risk Measures and Related Information
Comparable Institution Analysis
As of March 31, 2013

			NPAs &				Rsrves/
		REO/	90+Del/	NPLs/	Rsrves/	Rsrves/	NPAs &	Net Loan	NLCs/
		Assets	Assets (1)	Loans (1)	Loans	NPLs (1)	90+Del (1)	Chargeoffs	Loans
		(%)	(%)	(%)	(%)	(%)	(%)	($000)	(%)

Waterstone Financial, Inc.
June 30, 2013		1.84%	6.70%	7.36%	2.57%	34.96%	25.38%	$2,731	0.25%

All Public Companies
Averages		0.45%	2.87%	3.59%	1.47%	63.54%	47.51%	$850	0.31%
Medians		0.17%	1.93%	2.59%	1.28%	45.54%	41.50%	$331	0.20%

State of WI
Averages		0.34%	2.28%	2.90%	1.46%	57.88%	45.30%	$1,029	0.81%
Medians		0.34%	1.90%	2.16%	1.45%	69.81%	52.84%	$839	0.46%

Comparable Recent Conversions(2)
CHFN	Charter Financial Corp. of GA	0.26%	0.66%	0.79%	1.87%	237.67%	147.49%	$4,480	1.03%

Comparable Group
Averages		0.72%	4.18%	5.35%	1.67%	41.51%	33.76%	$554	0.23%
Medians		0.61%	3.12%	3.40%	1.64%	43.19%	37.80%	$561	0.21%

Comparable Group
BKMU	Bank Mutual Corp of WI	0.56%	1.62%	1.76%	1.49%	84.83%	55.32%	$1,023	0.29%
FDEF	First Defiance Fin. Corp of OH	0.21%	3.31%	4.17%	1.74%	41.82%	39.15%	$677	0.18%
FFNW	First Fin NW, Inc of Renton WA	1.84%	11.39%	12.81%	1.81%	14.17%	11.88%	$540	0.33%
FXCB	Fox Chase Bancorp, Inc. of PA	1.07%	2.93%	2.94%	1.68%	57.32%	36.45%	$207	0.12%
FRNK	Franklin Financial Corp. of VA	0.99%	5.33%	9.53%	2.22%	23.28%	18.95%	$137	0.12%
HFFC	HF Financial Corp. of SD	0.08%	2.06%	3.41%	1.54%	45.23%	43.27%	$116	0.07%
CASH	Meta Financial Group of SD	0.00%	0.48%	2.49%	1.11%	44.55%	44.43%	$8	-0.05%
NASB	NASB Fin, Inc. of Grandview MO	1.75%	8.52%	9.93%	2.58%	26.01%	20.63%	$1,527	0.72%
PULB	Pulaski Fin Cp of St. Louis MO	0.65%	3.32%	3.09%	1.60%	51.61%	41.47%	$724	0.24%
SMPL	Simplicity Bancorp of CA	0.03%	2.81%	3.39%	0.89%	26.29%	26.00%	$582	0.32%

(1) Includes TDRs for the Company and the Peer Group.
(2) Ratios are based on the date of the most recent financial statements disclosed in the offering prospectus.

Source:
Audited and unaudited financial statements, corporate reports and offering circulars, and RP® Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2013 by RP® Financial, LC.

Boards of Directors
July 19, 2013

3.             Stock Market Conditions

Since the May 17, 2013 date of the Original Appraisal, the performance of the broader stock market has been variable, but positive on balance.  The broader stock market traded unevenly through the second half of May, as investors reacted to mixed signals from the Federal Reserve on how long its current monetary policy would continue.  After closing at a record high on May 28th, the DJIA began to pull back at the close of May as some strong economic reports pushed interest rates higher and further fueled the debate on when the Federal Reserve would scale back on its bond buying program.  The up and down stock market continued during the first week of June, as investors reacted to the latest economic data and the potential impact it would have on the Federal Reserve’s stimulus program.  After climbing for seven straight months, the longest winning streak since 2009, U.S. equities ran into stiff headwinds in early and mid-June, the last month of the second quarter.  Federal Reserve Chairman Ben Bernanke unnerved markets when he commented that the Fed might scale back its monthly asset purchases later this year, possibly ending them in mid-2014.  The program has helped keep interest rates low and sustain the momentum propelling stocks.  In addition, first-quarter U.S. economic growth was revised downward from earlier estimates, which also offered resistance to advancing share prices.  The stock markets responded by declining notably, with the DJIA declining by almost 5% from May 17, 2013 through June 24, 2013.  However, the more sluggish pace of economic growth helped calm investors’ fears that the Fed might reduce its ongoing asset-purchase program or begin raising short-term rates more quickly than anticipated.  Most areas of the economy measured were weaker than original estimates, with the exception of home construction and government activity.  One notable improvement was consumer sentiment, which edged up in June, as U.S. consumers have been benefiting from low inflation, which remains within the Fed’s comfort range.  For the remainder of June and through mid-July, stocks trended sharply upward, as economic indicators and comments made by Fed Chairman Bernanke continued to highlight that the economy remains on a path of moderate economic growth and that the Fed will not reduce its stimulus actions until it is clear such actions would not hurt the economic recovery.  In mid-July the S&P 500 again touched new highs, also supported by corporate earnings that largely continued to beat consensus earnings estimates.  On July 19, 2013, the DJIA closed at 15543.74, an increase of 1.2% from May 17, 2013 and the NASDAQ Composite Index closed at 3587.61, an increase of 2.5% from the date of the Original Appraisal.  The S&P 500 closed at 1692.09 on July 19, 2013, an increase of 1.5% from May 17, 2013.

Through mid-May, indications from the Federal Reserve that it remained committed to its bond purchase program contributed to an advance in banking industry stocks.  Bank and thrift stocks remained relatively steady for the remainder of May and first half of June, notwithstanding a series of economic reports led investors to sell in broader markets after a series of macroeconomic reports and news showed that a middling economic recovery continued.  Thrift stocks also traded within this narrow range through mid-June ahead of the release of the May employment report.  In concert with the overall increase in the stock market in general that began in late-June, thrift stocks also began a relatively strong run-up due to several factors.  Such factors included the release by federal banking agencies of additional clarity on Basil III, including no substantial negative surprises, and statements by the chairman of the Fed that interest rates would not be raised until it was certain that such actions would not hurt the economy.  Furthermore, market analysts believed that, although interest rates had risen notably, over the long-term such increases in interest rates would be beneficial to financial institution earnings.  In addition, the May jobs report, as issued on July 5, prompted another round of speculation on whether the Fed would reduce monetary policy stimulus sooner rather than later, which would imply higher interest rates and more positive results for financial institutions.  Bank and thrift stocks trended notably higher through the middle of July, in concert with the overall rise in the stock market and as second quarter earnings reports indicated that larger banks continued to beat their earnings estimates for the second quarter.  As an indication of the above items, on July 19, 2013, the SNL Index for all publicly-traded thrifts closed at 665.2, an increase of 9.42% since May 17, 2013, the date of the Original Appraisal.

Boards of Directors
July 19, 2013

Updated market pricing data for the Peer Group and the thrift stock market in general is presented in Table 5.  Consistent with the changes in the SNL Index for all publicly-traded thrifts, the updated pricing measures for the Peer Group and all publicly traded thrifts were materially higher compared to the Original Appraisal.  The book value based pricing measures for the Peer Group increased approximately 9% since the date of the Original Appraisal, while the earnings based pricing measures increased by approximately 4%.  Since the date of the Original Appraisal, the stock prices of nine out of the ten Peer Group companies were higher as of July 19, 2013.  A comparative pricing analysis of the Peer Group, all publicly-traded thrifts, and the SNL Thrift Index is shown in Table 5, based on closing stock market prices as of May 17, 2013 and July 19, 2013.  Exhibit 1 provides pricing and financial data on all publicly-traded thrifts as of July 19, 2013.

Table 5
Waterstone Financial, Inc.
Peer Group and Publicly-Traded Thrifts  - Average Pricing Characteristics

	At May 17,		At July 19,		%
	2013		2013		Change
Peer Group
Price/Earnings (x)	20.82	x	21.57	x	3.60%
Price/Core Earnings (x)	25.66		26.67		3.94
Price/Book (%)	97.81%		106.18%		8.56
Price/Tangible Book(%)	102.07		111.04		8.79
Price/Assets (%)	13.68		15.00		9.65
Avg. Mkt. Capitalization ($Mil)	$175.43		$194.21		10.71

All Publicly-Traded Thrifts
Price/Earnings (x)	19.24	x	20.05	x	4.21%
Price/Core Earnings (x)	21.69		23.14		6.69
Price/Book (%)	97.00%		102.34%		5.51
Price/Tangible Book(%)	104.63		110.67		5.77
Price/Assets (%)	12.62		13.28		5.23
Avg. Mkt. Capitalization ($Mil)	$328.08		$356.78		8.75

SNL Thrift Index	607.93		665.17		9.42%

As set forth in the Original Appraisal, the “new issue” market is separate and distinct from the market for seasoned issues like the Peer Group companies in that the pricing ratios for converting issues are computed on a pro forma basis, specifically:  (1) the numerator and denominator are both impacted by the conversion offering amount, unlike existing stock issues in which price change affects only the numerator; and (2) the pro forma pricing ratio incorporates assumptions regarding source and use of proceeds, effective tax rates, stock plan purchases, etc. which impact pro forma financials, whereas pricing for existing issues are based on reported financials.  The distinction between the pricing of converting and existing issues is perhaps most evident in the case of the price/book (“P/B”) ratio in that the P/B ratio of a converting thrift will typically result in a discount to book value, whereas in the current market for existing thrifts the P/B ratio may reflect a premium to book value.  Therefore, it is appropriate to also consider the market for new issues, both at the time of the conversion and in the aftermarket.

Boards of Directors
July 19, 2013

Table 6
Pricing Characteristics and After-Market Trends
Conversions Completed in Last Three Months

Institutional Information			Pre-Conversion Data				Offering Information				Contribution to		Insider Purchases					Pro Forma Data							Post-IPO Pricing Trends
			Financial Info.		Asset Quality						Char.	Found.	% Off Incl. Fdn.+Merger Shares					Pricing Ratios(2)(5)			Financial Charac.				Closing Price:
							Excluding Foundation					% of	Benefit Plans				Initial								First		After		After
	Conversion			Equity/	NPAs/	Res.	Gross	%	% of	Exp./		Public Off.		Recog.	Stk	Mgmt.&	Div.		Core		Core		Core	IPO	Trading	%	First	%	First	%	Thru	%
Institution	Date	Ticker	Assets	Assets	Assets	Cov.	Proc.	Offer	Mid.	Proc.	Form	Excl. Fdn.	ESOP	Plans	Option	Dirs.	Yield	P/TB	P/E	P/A	ROA	TE/A	ROE	Price	Day	Chge	Week(3)	Chge	Month(4)	Chge	7/19/13	Chge
			($Mil)	(%)	(%)	(%)	($Mil.)	(%)	(%)	(%)		(%)	(%)	(%)	(%)	(%)(1)	(%)	(%)	(x)	(%)	(%)	(%)	(%)	($)	($)	(%)	($)	(%)	($)	(%)	($)	(%)

Standard Conversions
Sunnyside Bancorp, Inc. - NY	7/15/13	SNNY-OTCQB	$ 91	6.72%	0.00%	NM	$ 7.9	100%	132%	9.5%	N.A.	N.A.	7.0%	3.0%	10.0%	5.6%	0.00%	63.6%	-22.0x	8.2%	-0.4%	12.9%	-2.9%	$10.00	$10.50	5.0%	$10.55	5.5%	$10.55	5.5%	$10.55	5.5%

Note: * - Appraisal performed by RP Financial; BOLD = RP Fin. Did the business plan, “NT” - Not Traded; “NA” - Not Applicable, Not Available; C/S-Cash/Stock.

(1) As a percent of MHC offering for MHC transactions.									(5) Mutual holding company pro forma data on full conversion basis.
(2) Does not take into account the adoption of SOP 93-6.									(6) Simultaneously completed acquisition of another financial institution.
(3) Latest price if offering is less than one week old.									(7) Simultaneously converted to a commercial bank charter.
(4) Latest price if offering is more than one week but less than one									(8) Former credit union.																					July 19, 2013

Boards of Directors
July 19, 2013

Since the date of the Original Appraisal, one standard conversion offering and no second step conversions have been completed.  While second step conversions would be most comparable to the Company, we have reviewed the results of the single standard conversion offering.  As shown in Table 6, Sunnyside Bancorp’s standard conversion offering was completed on July 15, 2013, and closed at the supermaximum of its offering range at a closing pro forma price/tangible book ratio of 63.6%.  Sunnyside Bancorp’s stock price closed up 5.0% after the first day of trading.  As of July 19, 2013, Sunnyside Bancorp’s stock price closed up 5.5% from its offering price.

As set forth in the Original Appraisal, RP Financial’s analysis of stock market conditions also considered recent trading activity in Waterstone Financial’s stock.  As of May 17, 2013 the Company’s closing stock price was $8.37.  Since the date of the Original Appraisal, the trading price of the Company’s stock ranged from a low closing price of $7.77 on June 5, 2013 to a high closing price of $11.09 on July 3, 2013.  As of July 19, 2013, the Company’s closing stock price was $10.93 per share, an increase of 30.6% from May 17, 2013.  This value indicated an implied market valuation of $342.6 million.

Summary of Adjustments

In the Original Appraisal, we made the following adjustments to Waterstone Financial’s pro forma value based upon our comparative analysis to the Peer Group:

Table 7
Waterstone Financial, Inc.
Previous Valuation Adjustments

Previous Valuation
Key Valuation Parameters:	Adjustment

Financial Condition	Moderate Downward
Profitability, Growth and Viability of Earnings	Moderate Downward
Asset Growth	No Adjustment
Primary Market Area	Slight Downward
Dividends	No Adjustment
Liquidity of the Shares	No Adjustment
Marketing of the Issue	Slight Downward
Management	No Adjustment
Effect of Govt. Regulations and Regulatory Reform	No Adjustment

The factors concerning the valuation parameters of asset growth, primary market area, liquidity of the shares and management did not change since the Original Appraisal.  Accordingly, those parameters were not discussed further in this update.

Boards of Directors
July 19, 2013

An analysis of the Company’s updated financial condition to the Peer Group remained fairly comparable to the discussion as contained in the Original Appraisal, indicating downward adjustments for the Company’s asset/liability composition, credit quality, balance sheet liquidity and funding composition and no adjustment for the Company’s equity position on a pro forma basis.  Moderating this downward adjustment as of the preparation of this update is a continued improvement in asset quality ratios, a higher pro forma equity/assets ratio and a higher pro forma core return on equity.  A moderate downward adjustment remained appropriate for reported and core earnings, based on downward adjustments for the concentration of earnings from the mortgage company operations and potential for additional loan loss provisions due to the higher level of NPAs in comparison to the Peer Group.  Moderating this downward adjustment as of the preparation of this update is the higher trailing 12 months core earnings level for the Company as shown in Table 1.

The updated terms of the offering include a reduction in the planned cash dividend from $0.06 per quarter to $0.05 per quarter.  That change, along with the increase in the offering price of the conversion stock from $8.00 to $10.00 per share, results in a 2.00% dividend yield as of this update, versus a 3.00% dividend yield in the Original Appraisal.  However, the lower number of common shares to be outstanding, notwithstanding the increased valuation conclusion, results in a lower pro forma payout ratio.  While we have not changed the valuation adjustment for this factor, we believe that the above discussed change in the dividend is a positive factor in our valuation conclusion herein.

The general market for thrift stocks has improved to a notable extent since the date of the Original Appraisal, as indicated in Table 5 by the increases exhibited in the SNL Index for all publicly-traded thrifts and the updated pricing measures for the Peer Group and all publicly-traded thrifts.  One standard conversion offering was completed during the past three months, which was a much smaller offering compared to the Company’s offering.  Sunnyside Bancorp’s offering raised gross proceeds of $7.9 million and was closed at the supermaximum of the offering range.  As of July 19, 2013, Sunnyside Bancorp’s closing stock price was up 5.5% from its IPO price.  Through July 19, 2013 Waterstone Financial’s stock price was up 30.6% since the date of the Original Appraisal.  Overall, in light of the changes in market conditions, including the stock market in general, the thrift stock market specifically, and the trading value for the Company’s stock since the date of the Original Appraisal, we have changed the valuation adjustment for marketing of the issue to “no adjustment” from “slight downward”.

In terms of the effect of government regulations and reform, we noted that on July 9, 2013, the Company announced that the Federal Reserve Board had terminated an Order to Cease and Desist that had been originally issued to Waterstone Financial by the Company’s then primary regulator – the Office of Thrift Supervision.  While we have not changed the valuation adjustment for this factor, we believe that the above action by the Federal Reserve Board is a positive factor in our valuation considerations and conclusions herein.

Overall, taking into account the foregoing factors, RP Financial concluded that as of July 19, 2013, the aggregate pro forma market value of Waterstone Financial should be increased from the Original Appraisal.  Therefore, RP Financial concluded that, as of July 19, 2013 the aggregate pro forma market value of the Company equaled $299,190,690 at the midpoint.  Based on the sale of a 73.53% ownership interest to the public, the midpoint of the public offering has been increased to $220.0 million, representing the sale of 22,000,000 shares at $10.00 per share.  This is a 12.8% increase in value relative to the May 17, 2013 Original Appraisal.  This increase generally exceeds the percentage increases indicated by the Peer Group and it considers the general improvement in financial results through June 30, 2013, the lifting of the regulatory enforcement action in July 2013, and the improvement in overall stock market conditions as of July 19, 2013.

Boards of Directors
July 19, 2013

Valuation Approaches

In applying the accepted valuation methodology promulgated by the regulatory agencies, i.e., the pro forma market value approach, we considered the three key pricing ratios in valuing Waterstone Financial’s to-be-issued stock -- price/earnings (“P/E”), price/book (“P/B”), and price/assets (“P/A”) approaches -- all performed on a pro forma basis including the effects of the conversion proceeds.

In computing the pro forma impact of the offering and the related pricing ratios, the valuation parameters utilized in the Original Appraisal were updated with financial data as of June 30, 2013.

In addition, we have updated our analysis of the impact of the consolidation of the MHC net assets into the Company. While the consolidation of these net assets increases the pro forma market value of the Company, it also results in some pro forma dilution for the minority shareholders pursuant to regulatory policy.  Specifically, we have adjusted the minority ownership ratio from the current 26.4713% to 26.4683% to account for the impact of the MHC asset and have reflected the formula based on applicable FDIC policy, as shown in Table 8.

Consistent with the Original Appraisal, this updated appraisal continues to be based primarily on fundamental analysis techniques applied to the Peer Group, including the P/E approach, the P/B approach and the P/A approach.  Also consistent with the Original Appraisal, this updated appraisal incorporates a “technical” analysis of recently completed offerings, including principally the P/B approach which (as discussed in the Original Appraisal) is the most meaningful pricing ratio as the pro forma P/E ratios reflect an assumed reinvestment rate and do not yet reflect the actual use of proceeds.

The Company has adopted Statement of Position (“SOP” 93-6) which causes earnings per share computations to be based on shares issued and outstanding excluding shares owned by an ESOP where there is not a commitment to release such shares.  For the purpose of preparing the pro forma pricing tables and exhibits, we have reflected all shares issued in the offering including shares purchased by the ESOP as outstanding to capture the full dilutive impact of such stock to the Company’s shareholders.  However, we have considered the impact of the Company’s adoption of SOP 93-6 in the determination of pro forma market value.

1. P/E Approach.  In applying the P/E approach, RP Financial’s valuation conclusions considered both reported earnings and a recurring or “core” earnings base, that is, earnings adjusted to exclude any one time non-operating and extraordinary items, plus the estimated after tax-earnings benefit from reinvestment of net stock proceeds.  The Company’s reported earnings equaled $36.081 million for the 12 months ended June 30, 2013.  In deriving Waterstone Financial’s core earnings, the adjustments made to reported earnings were to eliminate the tax benefit, the gains on sale of investments and the impairment losses incurred over the last 12 months.  As shown in Table 9, assuming an effective marginal tax rate of 40.0% is applied to the earnings adjustments, the Company’s core earnings were estimated to equal $17.772 million for the 12 months ended June 30, 2013.  (Note:  see Exhibit 2 for the adjustments applied to the Peer Group’s earnings in the calculation of core earnings).

Boards of Directors
July 19, 2013

Table 8
Waterstone Financial, Inc. (“Mid-Tier”)
Impact of MHC Assets & Waived Dividends on Minority Ownership In 2nd Step
Financial and Stock Ownership Data as of June 30, 2013
Reflects Appraised Pro Forma Market Value as of August 16, 2013

Key Input Assumptions

Mid-Tier Stockholders’ Equity	$209,345,000	(BOOK)	(1)
Aggregate Dividends Waived by MHC	$0	(WAIVED DIVIDENDS)
Minority Ownership Interest	26.4731%	(PCT)
Pro Forma Market Value	$299,190,690	(VALUE)
Market Value of MHC Net Assets (Other than Stock in Bank)	$54,525	(MHC ASSETS)	(2)

Adjustment for MHC Assets & Waived Dividends - 2 Step Calculation (as required by FDIC & FRB)

(BOOK - WAIVED DIVIDENDS) x PCT
Step 1: To Account for Waiver of Dividends	=	BOOK

	=	26.4731%

(VALUE - MHC ASSETS) x Step 1
Step 2: To Account for MHC Assets	=	VALUE

	=	26.4683% (rounded)

Current Ownership
MHC Shares	23,050,183	73.5269%
Public Shares	8,299,134	26.4731%
Total Shares	31,349,317	100.0000%

Pro Forma Ownership (3)				Appraised Midpoint Value
				Per Share	Aggregate

Shares Issued in Offering (4)	22,000,000	73.5317%	(6)	$10.00	$220,000,000
Public Shares (4)	7,919,069	26.4683%	(6)	$10.00	$79,190,690
Pro Forma Shares (5)	29,919,069	100.0000%		$10.00	$299,190,690

(1) From Waterstone Financial’s Prospectus.
(2) Reflects the net asset balance as of June 30, 2013.
(3) Adjusted for exchange ratio reflecting offering of $10.00 per share.
(4) Incorporates adjustment in ownership ratio for MHC assets and waived dividends.
(5) Reflects pro forma shares outstanding.
(6) Rounded to four decimal points.

Boards of Directors
July 19, 2013

Table 9
Waterstone Financial, Inc.
Core Earnings Analysis

Amount
($000)
Net Income (12 Months Ended 6/30/2013)	$36,081
Deduct: Tax Benefit	(6,297)
Pre-tax Net Income	$29,784
Deduct: Gain on Sale of Investments	(373)
Add: Net Impairment Loss on Investments	209
Tax Effect (1)	(11,848)
Core Earnings Estimate	$17,772
(1) Tax effected at 40.0%.

Based on Waterstone Financial’s reported and estimated core earnings, and incorporating the impact of the pro forma assumptions discussed previously, the Company’s reported and core P/E multiples at the $299.2 million midpoint value equaled 8.43 times and 17.40 times, respectively.  The Company’s updated reported and core P/E multiples provided for discounts of 60.92% and 34.76% relative to the Peer Group’s average reported and core P/E multiples of 21.57 times and 26.67 times, respectively (versus discounts of 64.7% and 33.2% relative to the Peer Group’s average reported and core P/E multiples as indicated in the Original Appraisal).  The Company’s updated reported and core P/E multiples indicated discounts of 44.43% and 39.54% relative to the Peer Group’s median reported and core P/E multiples, which equaled 15.17 times and 28.78 times, respectively (versus discounts of 50.6% and 40.4% relative to the Peer Group’s median reported and core P/E multiples as indicated in the Original Appraisal).  The Company’s pro forma P/E ratios based on reported earnings at the minimum and the maximum equaled 7.13 times and 9.73 times, respectively, and based on core earnings at the minimum and the maximum equaled 14.66 times and 20.19 times, respectively.  The Company’s implied conversion pricing ratios relative to the Peer Group’s pricing ratios are indicated in Table 10, and the pro forma calculations are detailed in Exhibits 3 and 4.

2.             P/B Approach.  P/B ratios have generally served as a useful benchmark in the valuation of thrift stocks, with the greater determinant of long term value being earnings.  In applying the P/B approach, we considered both reported book value and tangible book value.  Based on the $299.2 million midpoint value, the Company’s P/B and P/TB ratios equaled 75.70% and 75.81%, respectively.  In comparison to the average P/B and P/TB ratios indicated for the Peer Group of 106.18% and 111.04%, respectively, Waterstone Financial’s updated ratios reflected a discount of 28.71% on a P/B basis and a discount of 31.73% on a P/TB basis (versus discounts of 27.0% and 30.0% from the Peer Group’s average P/B and P/TB ratios as indicated in the Original Appraisal).  In comparison to the median P/B and P/TB ratios indicated for the Peer Group of 106.77% and 110.01%, respectively, Waterstone Financial’s updated ratios reflected discounts of 29.10% and 31.09% at the $299.2 million midpoint value (versus discounts of 25.2% and 27.0% from the Peer Group’s median P/B and P/TB ratios as indicated in the Original Appraisal).  At the maximum of the range, the Company’s P/B and P/TB ratios equaled 81.23% and 81.38%, respectively.  In comparison to the Peer Group’s average P/B and P/TB ratios, the Company’s P/B and P/TB ratios at the maximum of the range reflected discounts of 23.50% and 26.71%, respectively.  In comparison to the Peer Group’s median P/B and P/TB ratios, the Company’s P/B and P/TB ratios at the maximum of the range reflected discounts of 23.92% and 26.02%, respectively.  The Company’s implied conversion pricing ratios relative to the Peer Group’s pricing ratios are indicated in Table 10, and the pro forma calculations are detailed in Exhibits 3 and 4.

Boards of Directors
July 19, 2013

Table 10
Public Market Pricing Versus Peer Group
Waterstone Financial, Inc.
As of July 19, 2013

		Market		Per Share Data
		Capitalization		Core	Book								Dividends(4)			Financial Characteristics(6)
		Price/	Market	12 Month	Value/	Pricing Ratios(3)							Amount/		Payout	Total	Equity/	Tang. Eq.	NPAs/	Reported		Core		Exchange	2nd Step
		Share(1)	Value	EPS(2)	Share	P/E		P/B	P/A	P/TB	P/Core		Share	Yield	Ratio(5)	Assets	Assets	Assets	Assets	ROA	ROE	ROA	ROE	Ratio	Proceeds
		($)	($Mil)	($)	($)	(x)		(%)	(%)	(%)	(x)		($)	(%)	(%)	($Mil)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	($Mil)
Waterstone Financial, Inc.
Maximum		$10.00	$344.07	$0.50	$12.31	9.73	x	81.23%	18.63%	81.38%	20.19	x	$0.20	2.00%	40.39%	$1,847	22.93%	22.89%	5.92%	1.91%	8.35%	0.92%	4.02%	1.0973	$253.00
Midpoint		$10.00	$299.19	$0.57	$13.21	8.43	x	75.70%	16.45%	75.81%	17.40	x	$0.20	2.00%	34.81%	$1,819	21.73%	21.70%	6.02%	1.95%	8.98%	0.95%	4.35%	0.9542	$220.00
Minimum		$10.00	$254.31	$0.68	$14.44	7.13	x	69.25%	14.20%	69.38%	14.66	x	$0.20	2.00%	29.32%	$1,791	20.50%	20.47%	6.11%	1.99%	9.71%	0.97%	4.72%	0.8111	$187.00

All Non-MHC Public Companies(7)
Averages		$15.84	$356.78	$0.36	$15.50	20.05	x	102.34%	13.28%	110.67%	23.14	x	$0.23	1.50%	26.10%	$2,565	13.26%	12.58%	2.94%	0.50%	3.87%	0.22%	1.42%
Median		$14.71	$102.57	$0.39	$14.71	19.03	x	95.81%	12.74%	100.00%	21.82	x	$0.20	1.26%	16.69%	$808	12.79%	11.66%	2.20%	0.56%	4.16%	0.38%	2.84%

All Non-MHC State of WI(7)
Averages		$9.17	$137.63	$0.12	$11.33	36.10	x	86.13%	10.69%	86.30%	25.45	x	$0.03	0.50%	18.72%	$1,167	9.95%	9.94%	2.28%	0.22%	2.48%	0.11%	1.37%
Medians		$7.38	$69.79	$0.07	$10.68	36.10	x	77.94%	12.33%	77.94%	25.45	x	$0.02	0.27%	9.09%	$566	10.15%	10.11%	2.17%	0.21%	2.48%	0.06%	1.37%

Comparable Group
Averages		$17.60	$194.21	$0.42	$16.73	21.57	x	106.18%	15.00%	111.04%	26.67	x	$0.35	1.97%	34.25%	$1,381	14.35%	13.94%	4.18%	0.80%	6.36%	0.29%	2.23%
Medians		$16.34	$212.68	$0.35	$16.14	15.17	x	106.77%	13.36%	110.01%	28.78	x	$0.35	1.69%	40.43%	$1,188	14.51%	13.77%	3.12%	0.61%	4.98%	0.46%	2.57%

State of Wisconsin
BKMU	Bank Mutual Corp of WI	$6.57	$305.06	$0.00	$5.90	38.65	x	111.36%	12.74%	111.54%	NM		$0.08	1.22%	47.06%	$2,394	11.56%	11.56%	1.62%	0.31%	2.88%	0.00%	0.00%
CZWI	Citizens Comm Bncorp Inc of WI	$7.38	$38.05	$0.29	$10.68	33.55	x	69.10%	7.01%	69.43%	25.45	x	$0.02	0.27%	9.09%	$542	10.15%	10.11%	2.17%	0.21%	2.08%	0.28%	2.74%
WBB	Westbury Bancorp, Inc. of WI	$13.57	$69.79	$0.07	$17.41	NM		77.94%	12.33%	77.94%	NM		$0.00	0.00%	0.00%	$566	8.14%	8.14%	3.05%	0.15%	NM	0.06%	NM

Comparable Group
BKMU	Bank Mutual Corp of WI	$6.57	$305.06	$0.00	$5.90	38.65	x	111.36%	12.74%	111.54%	NM		$0.08	1.22%	47.06%	$2,394	11.56%	11.56%	1.62%	0.31%	2.88%	0.00%	0.00%
FDEF	First Defiance Fin. Corp of OH	$26.95	$263.19	$1.54	$26.89	13.61	x	100.22%	12.91%	133.81%	17.50	x	$0.40	1.48%	20.20%	$2,039	12.88%	9.97%	3.31%	0.93%	7.40%	0.73%	5.75%
FFNW	First Fin NW, Inc of Renton WA	$10.89	$204.79	$0.23	$10.04	NM		108.47%	23.10%	108.47%	NM		$0.16	1.47%	NM	$887	21.29%	21.29%	11.39%	0.37%	1.93%	0.45%	2.33%
FXCB	Fox Chase Bancorp, Inc. of PA	$17.99	$220.56	$0.43	$14.63	38.28	x	122.97%	20.32%	122.97%	NM		$0.24	1.33%	51.06%	$1,085	16.53%	16.53%	2.93%	0.55%	3.16%	0.50%	2.89%
FRNK	Franklin Financial Corp. of VA	$18.98	$241.75	$0.61	$18.92	33.30	x	100.32%	22.98%	100.32%	31.11	x	$0.00	0.00%	0.00%	$1,052	22.91%	22.91%	5.33%	0.68%	2.91%	0.72%	3.12%
HFFC	HF Financial Corp. of SD	$13.50	$95.24	$0.22	$14.09	15.17	x	95.81%	7.96%	100.22%	NM		$0.45	3.33%	50.56%	$1,197	8.30%	7.97%	2.06%	0.53%	6.40%	0.13%	1.58%
CASH	Meta Financial Group of SD	$27.40	$150.65	$1.67	$26.08	14.57	x	105.06%	8.66%	106.74%	16.41	x	$0.52	1.90%	27.66%	$1,740	8.24%	8.12%	0.48%	0.62%	8.23%	0.55%	7.31%
NASB	NASB Fin, Inc. of Grandview MO	$28.74	$226.13	($1.27)	$24.19	7.04	x	118.81%	19.18%	120.30%	NM		$0.90	3.13%	22.06%	$1,179	16.14%	15.97%	8.52%	2.64%	18.67%	-0.82%	-5.81%
PULB	Pulaski Fin Cp of St. Louis MO	$10.28	$112.98	$0.26	$8.89	10.94	x	115.64%	8.36%	120.52%	39.54	x	$0.38	3.70%	40.43%	$1,351	9.10%	8.83%	3.32%	0.77%	8.50%	0.21%	2.35%
SMPL	Simplicity Bancorp of CA	$14.68	$121.74	$0.51	$17.65	22.58	x	83.17%	13.80%	85.50%	28.78	x	$0.32	2.18%	49.23%	$882	16.59%	16.21%	2.81%	0.59%	3.55%	0.46%	2.79%

(1)	Average of High/Low or Bid/Ask price per share.
(2)	EPS (estimate core basis) is based on actual trailing 12 month data, adjusted to omit non-operating items on a tax-effected basis, and is shown on a proforma basis where appropriate.
(3)	P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/Core = Price to core earnings.
(4)	Indicated 12 month dividend, based on last quarterly dividend declared.
(5)	Indicated 12 month dividend as a percent of trailing 12 month estimated core earnings.
(6)	ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing 12 month common earnings and average common equity and total assets balances.
(7)	Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.

Source: Corporate reports, offering circulars, and RP Financial, LC. calculations.  The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2013 by RP® Financial, LC.

Boards of Directors
July 19, 2013

In addition to the fundamental analysis applied to the Peer Group, RP Financial utilized a technical analysis of recent conversion offerings.  As indicated in the Original Appraisal, the pricing characteristics of recent conversion offerings are not the primary determinate of value.  Consistent with the Original Appraisal, particular focus was placed on the P/TB approach in this analysis since the P/E multiples do not reflect the actual impact of reinvestment and the source of the conversion funds (i.e., external funds versus deposit withdrawals).

As discussed previously, one standard conversion has been completed during the past three months and closed at a pro forma price/tangible book ratio of 63.6% (see Table 6).  In comparison, the Company’s pro forma price/tangible book ratio at the appraised midpoint value reflects a premium of 19.20% and at the maximum of the range reflects an implied premium of 27.96%.

3.             P/A Approach.  P/A ratios are generally not as a reliable indicator of market value, as investors do not place significant weight on total assets as a determinant of market value.  Investors place significantly greater weight on book value and earnings -- which have received greater weight in our valuation analysis.  At the $299.2 million midpoint value Waterstone Financial’s pro forma P/A ratio equaled 16.45%.  In comparison to the Peer Group’s average P/A ratio of 15.00%, Waterstone Financial’s P/A ratio indicated a premium of 9.67% (versus a premium of 8.1% at the midpoint valuation in the Original Appraisal).  In comparison to the Peer Group’s median P/A ratio of 13.36%, Waterstone Financial’s P/A ratio at the $299.2 million midpoint value indicated a premium of 23.13% (versus a premium of 20.6% at the midpoint valuation in the Original Appraisal).

Valuation Conclusion

Based on the foregoing, it is our opinion that, as of July 19, 2013, the estimated aggregate pro forma valuation of the shares of the Company to be issued and outstanding at the end of the conversion offering – including (1) newly-issued shares representing the MHC’s current ownership interest in the Company; and, (2) exchange shares issued to existing public shareholders of the Company - was $299,190,690 at the midpoint, equal to 29,919,069 shares at a per share value of $10.00.  The resulting range of value and pro forma shares, all based on $10.00 per share, are shown in Table 11.  The pro forma valuation calculations relative to the Peer Group are shown in Table 10 and are detailed in Exhibit 3 and Exhibit 4.

Boards of Directors
July 19, 2013

Table 11
Waterstone Financial, Inc.
Second Step Offering Shares and Value

			Exchange Portion
			Issued to the	Exchange
	Total	Offering	Public Shareholders	Ratio
Shares				(x)
Maximum	34,406,929	25,300,000	9,106,929	1.0973
Midpoint	29,919,069	22,000,000	7,919,069	0.9542
Minimum	25,431,209	18,700,000	6,731,209	0.8111

Distribution of Shares
Maximum	100.0000%	73.5317%	26.4683%
Midpoint	100.0000%	73.5317%	26.4683%
Minimum	100.0000%	73.5317%	26.4683%

Aggregate Market Value(1)
Maximum	$344,069,290	$253,000,000	$91,069,290
Midpoint	299,190,690	220,000,000	79,190,690
Minimum	254,312,090	187,000,000	67,312,090

(1) Based on offering price of $10.00 per share.

Boards of Directors
July 19, 2013

Establishment of the Exchange Ratio

Conversion regulations provide that in a conversion of a mutual holding company, the minority shareholders are entitled to exchange the public shares for newly issued shares in the fully converted company.  The Board of Directors of Waterstone Financial has independently determined the exchange ratio, which has been designed to preserve the current aggregate percentage ownership in the Company held by the public shareholders.  The exchange ratio to be received by the existing minority shareholders of the Company will be determined at the end of the offering, based on the total number of shares sold in the subscription, community and syndicated offerings and the final appraisal.  Based on the valuation conclusion herein, the resulting offering value and the $10.00 per share offering price, the indicated exchange ratio at the midpoint is 0.9542 shares for every one public share held by public shareholders.  Furthermore, based on the offering range of value, the indicated exchange ratio is 0.8111 at the minimum and 1.0973 at the maximum.  RP Financial expresses no opinion on the proposed exchange of newly issued Company shares for the shares held by the public shareholders or on the proposed exchange ratio.

Respectfully submitted,
RP® FINANCIAL, LC.

William E. Pommerening
Chief Executive Officer and Managing Director

James J. Oren
Director

EXHIBITS

LIST OF EXHIBITS

Exhibit
Number	Description

1	Stock Prices: As of July 19, 2013

2	Peer Group Core Earnings Analysis

3	Pro Forma Analysis Sheet

4	Pro Forma Effect of Conversion Proceeds

5	RP Financial Firm Qualifications Statement

EXHIBIT 1 Stock Prices: As of July 19, 2013

RP FINANCIAL, LC.
Financial Services Industry Consultants
1100 North Glebe Road, Suite 600
Arlington, Virginia 22201
(703) 528-1700
Exhibit 1–A
Weekly Thrift Market Line - Part One
Prices As Of July 19, 2013

										Current Per Share Financials
	Market Capitalization			Price Change Data									Tangible
		Shares	Market	52 Week (1)			% Change From			Trailing	12 Mo.	Book	Book
	Price/	Outst-	Capital-			Last	Last	52 Wks	MostRcnt	12 Mo.	Core	Value/	Value/	Assets/
Financial Institution	Share (1)	anding	ization(9)	High	Low	Week	Week	Ago (2)	YrEnd (2)	EPS (3)	EPS (3)	Share	share (4)	Share
	($)	(000)	($Mil)	($)	($)	($)	(%)	(%)	(%)	($)	($)	($)	($)	($)

Market Averages. All public Companies (no MHC)

All Public Companies (110)	15.84	24,394	356.8	16.86	11.83	15.57	1.80	29.71	18.64	0.78	0.36	15.50	14.56	127.55
NYSE Traded Companies (5)	15.27	155,560	2,338.4	16.49	10.37	14.73	3.77	30.83	10.10	1.06	-1.10	14.03	11.26	153.69
NASDAQ Listed OTC Companies (105)	15.87	17,769	256.7	16.88	11.91	15.61	1.70	29.65	19.08	0.77	0.44	15.58	14.72	126.23
California Companies (5)	19.68	9,135	229.1	21.30	11.05	19.21	5.38	39.46	23.97	1.10	-0.02	12.81	12.51	162.21
Florida Companies (1)	16.39	122,066	2,000.7	17.29	9.40	15.97	2.63	35.79	9.93	0.81	-0.92	11.10	10.65	149.97
Mid-Atlantic Companies (31)	15.42	38,587	541.1	16.22	11.63	15.12	1.99	23.61	17,55	0.68	0.61	15.03	13.65	124.18
Mid-West Companies (30)	13.99	15,798	186.5	15.04	10.33	13.75	2.06	35.61	22.29	0.83	0.07	15.48	14.67	130.84
New England Companies (18)	18.61	28,922	456.0	19.93	15.02	18.38	0.42	15.29	10.88	0.72	0.65	16.73	15.23	139.44
North-West Companies (7)	14.75	24,562	436. 9	16.15	9.33	14.25	2.40	59.24	31.00	1.26	0.22	14.57	13.92	111.88
South-East Companies (14)	15.19	8,969	126.2	15.74	11.86	14.97	1.26	33.75	18.71	0.57	0.40	16.04	15.93	101.21
south-West Companies (2)	21.29	6,542	153.0	23.01	16.47	21.17	0.45	27.39	11.71	0.79	0.10	19.23	19.23	145.88
Western Companies (Excl CA) (2)	17.10	7,277	145.0	17.73	15.93	17.16	0.35	3.37	3.91	0.95	0.60	17.07	16.05	139.23
Thrift Strategy (106)	15.39	21,782	311.6	16.40	11.58	15.14	1.75	29.45	18.51	0.74	0.36	15.24	14.37	124.33
Mortgage Banker Strategy (1)	17.03	10,450	178.0	19.69	11.25	16.19	5.19	46.43	-2.69	2.38	-1.85	15.07	15.07	116.89
Diversified Strategy (2)	38.13	163,287	2,726.8	38.34	24.85	36.97	2.66	34.44	35.94	2.19	1.46	28.83	23.57	295.77
Companies Issuing Dividends (77)	16.50	30,340	448.5	17.53	12.48	16.16	2.10	25.03	16.11	0.96	0.57	15.88	14.59	132.90
Companies Without Dividends (33)	14.22	9,727	130.5	15.19	10.23	14.10	1.05	41.26	24.89	0.35	-0.16	14.56	14.48	114.36
Equity/Assets <6% (4)	4.40	3,339	17.5	6.15	1.96	4.01	10.51	32.28	50.73	-0.18	-0.18	3.76	3.76	168.16
Equity/Assets 6-12% (45)	17.00	18.786	248.2	18.32	11.92	16.62	2.01	38.48	23.66	1.02	0.38	15.46	14.66	162.47
Equity/Assets >12% (61)	15.65	29,105	444.7	16.43	12.26	15.44	1.22	23.84	13.78	0.67	0.37	16.10	15.02	102.66
Actively Traded Companies (2)	47.55	52,775	1,225.5	52.55	36.52	44.89	7.24	31.07	24.02	3.79	3.48	31.80	30.52	351.62
Market value Below $20 Million (5)	3.43	2,832	11.0	5.20	2.11	3.28	7.57	-9.73	12.44	-0.37	-0.25	3.89	3.88	145.32
Holding Company structure (95)	14.87	25,993	369.8	15.79	11.31	14.61	1.91	27.82	18.55	0.68	0.31	15.02	13.96	123.58
Assets Over $1 Billion (48)	18.71	48,156	726.4	19.65	13.51	18.22	2.58	27.44	17.92	1.13	0.42	15.67	14.17	139.96
Assets $500 Million-$1 Billion (32)	12.28	7,568	82.6	13.26	9.50	12.10	1.68	36.88	24.89	0.34	0.19	13.81	13.18	113.85
Assets $250-$500 Million (26)	15.98	2,982	46.4	17.24	12.37	15.97	0.75	28.65	14.36	0.79	0.55	18.09	17.67	129.91
Assets less than $250 Million (4)	8.69	5,794	24.8	9.51	6.84	8.65	-0.01	8.45	5.93	0.07	-0.12	10.68	10.67	73.41
Goodwill Companies (63)	15.06	33,004	476.6	15.86	11.25	14.75	1.96	30.66	20.02	0.87	0.51	15.25	13.64	126.15
Non-Goodwill Companies (44)	17.41	12,378	193.5	18.79	12.94	17.16	1.76	27.82	16.71	0.73	0.18	16.22	16.22	133.83
Acquirors of FSLIC Cases (1)	22.20	103,422	2,296 .0	22.76	15.34	20.25	9.63	39.27	31.59	1.34	0.73	18.70	16.15	126.82

(1)	Average of high/low or bid/ask price per share.
(2)	Or since offering price if converted or first listed in the past 52 weeks. Percent change figures are actual year-to-date and are not annualized
(3)	EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)	Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5)	ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6)	Annualized, based on last regular quarterly cash dividend announcement.
(7)	Indicated dividend as a percent of trailing twelve month earnings.
(8)	Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9)	For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

*
Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source:
SNL, Financial, LC. and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2013 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1100 North Glebe Road, Suite 600
Arlington, Virginia 22201
(703) 528-1700
Exhibit 1–A (continued)
Weekly Thrift Market Line - Part One
Prices As Of July 19, 2013

										Current Per Share Financials
	Market Capitalization			Price Change Data									Tangible
		Shares	Market	52 week (1)			% Change From			Trailing	12 Mo.	Book	Book
	Price/	Outst-	Capital-			Last	Last	52 Wks	MostRcnt	12 Mo.	Core	value/	Value/	Assets/
Financial Institution	Share (1)	anding	ization (9)	High	Low	Week	Week	Ago (2)	YrEnd (2)	EPS (3)	EPS (3)	Share	Share (4)	Share
	($)	(000)	($Mil)	($)	($)	($)	(%)	(%)	(%)	($)	($)	($)	($)	($)

Market Averages. MHC Institutions

All Public Campanies (18)	12.16	42,667	198.2	13.45	8.93	11.86	2.84	29.68	19.36	0.32	0.27	8.90	8.34	77.55
NASDAQ Listed OTC Companies (18)	12.16	42,667	198.2	13.45	8.93	11.86	2.84	29.68	19.36	0.32	0.27	8.90	8.34	77.55
Mid-Atlantic Companies (12)	12.06	30,002	176.3	13.39	8.81	11.68	3.41	32.37	20.12	0.29	0.26	8.84	8.33	84.29
Mid-West Companies (3)	10.18	158,845	496.7	10.29	7.50	9.99	1.97	15.04	18.55	0.19	0.21	6.83	5.97	37.37
New England Companies (2)	12.87	14,441	101.7	14.50	9.30	12.85	1.32	33.59	21.32	0.39	0.21	9.27	8.42	88.56
South-East Companies (1)	15.80	6,071	35.1	18.30	12.43	15.59	1.35	21.54	8.74	0.69	0.68	13.05	13.05	61.74
Thrift Strategy (18)	12.16	42,667	198.2	13.45	8.93	11.86	2.84	29.68	19.36	0.32	0.27	8.90	8.34	77.55
Companies issuing Dividends (9)	13.31	20,508	159.3	15.04	10.04	12.85	4.34	27.56	19.10	0.56	0.56	9.89	9.32	87.57
Companies without Dividends (9)	10.68	71,157	248.3	11.40	7.51	10.60	0.92	32.40	19.70	0.00	-0.10	7.63	7.07	64.66
Equity/Assets <6% (1)	15.77	2,618	14.2	16.50	10.00	12.47	26.46	70.49	53.11	0.88	0.81	10.71	9.25	192.88
Equity/Assets 6-12% (6)	13.72	25,956	231.7	15.58	9.99	13.81	-0.50	32.60	19.48	0.33	0.25	9.51	9.10	100.87
Equity/Assets >12% (11)	10.72	58,257	196.3	11.69	8.11	10.50	2.45	23.19	15.53	0.25	0.23	8.30	7.73	49.19
Holding Company structure (16)	12.32	46,177	216.0	13.69	9.14	11.98	3.20	26.62	18.64	0.33	0.29	9.24	8.59	82.44
Assets Over $1 Billion (8)	14.36	102,545	485.4	15.22	10.63	14.21	1.64	22.71	13.77	0.34	0.25	8.13	7.35	66.71
Assets $500 Million-$1 Billion (3)	14.18	4,206	22.4	16.79	10.69	13.20	8.39	42.26	30.18	0.82	0.78	10.58	10.10	145.86
Assets $250-$500 Million (7)	9.41	7,826	27.4	10.50	6.72	9.28	1.50	30.26	19.52	0.08	0.07	8.85	8.43	57.56
Goodwill Companies (11)	12.30	68,831	321.3	12.99	8.95	11.74	5.32	27.78	21.10	0.33	0.27	8.46	7.45	77.40
Non-Goodwill Companies (7)	11.98	9,027	40.0	14.04	8.90	12.02	-0.34	32.11	17.13	0.30	0.27	9.48	9.48	77.73
MHC Institutions (18)	12.16	42,667	198.2	13.45	8.93	11.86	2.84	29.68	19.36	0.32	0.27	8.90	8.34	77.55

(1)	Average or high/low or bid/ask price per share.
(2)	Or since offering price if converted or first listed in the past 52 weeks. Percent change figures are actual year-to-date and are not annualized
(3)	EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)	Excludes intangibles (such as goodwill, value of core deposits, etc.) .
(5)	ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6)	Annualized, based on last regular quarterly cash dividend announcement.
(7)	Indicated dividend as a percent of trailing twelve month earnings.
(8)	Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9)	For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

*
Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source:
SNL Financial, LC. and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2013 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1100 North Glebe Road, Suite 600
Arlington, Virginia 22201
(703) 528-1700
Exhibit 1–A (continued)
Weekly Thrift Market Line - Part One
Prices As Of July 19, 2013

											Current Per Share Financials
		Market Capitalization			Price Change Data									Tangible
			Shares	Market	52 Week (1)			% Change From			Trailing	12 Mo.	Book	Book
		Price/	Outst-	Capital-			Last	Last	52 Wks	MostRent	12 Mo.	Core	Value/	Value/	Assets/
Financial Institution		Share (1)	anding	ization (9)	High	Low	Week	Week	Ago (2)	YrEnd (2)	EPS (3)	EPS (3)	Share	Share (4)	Share
		($)	(000)	($Mil)	($)	($)	($)	(%)	(%)	(%)	($)	($)	($)	($)	($)

NYSE Traded Companies
AF	Astoria Financial Corp. of NY*	12.27	98,865	1,213.1	12.39	8.88	11.67	5.14	22.82	31.09	0.58	0.49	13.23	11.35	163.97
EVER	EverBank Financial Corp. of FL*	16.39	122,066	2,000.7	17.29	9.40	15.97	2.63	35.79	9.93	0.81	-0.92	11.10	10.65	149.97
FBC	Flagstar Bancorp, Inc. of MI*	15.57	56,033	872.4	20.38	8.50	14.60	6.64	67.42	-19.74	1.67	-7.00	16.46	16.46	233.69
NYCB	New York Community Bcrp of NY*	14.91	440,867	6,573.3	15.05	11.94	14.60	2.12	17.87	13.82	1.14	0.84	12.85	7.26	100.96
PFS	Provident Fin. Serv. Inc of NJ*	17.22	59,969	1,032.7	17.32	13.13	16.83	2.32	10.24	15.42	1-11	1.08	16.52	10.58	119.84

NASDAQ Listed OTC Companies
ASBB	ASB Bancorp, Inc. of NC*	16.90	5,305	89.7	17.00	14.10	16.90	0.00	16.55	10.31	0.25	-0.27	20.25	20.25	142.79
ALLB	Alliance Bancorp, Inc. of PA*	14.25	5,154	73.4	14.72	12.01	14.38	-0.90	14.18	12.20	0.48	0.58	15.46	15.46	88.75
ANCB	Anchor Bancorp of Aberdeen, WA*	18.26	2,550	46.6	19.00	10.85	18.00	1.44	69.39	28.59	0.10	-0.07	21.28	21.28	180.96
AFCB	Athens Bancshares Corp. of TN*	17.94	2,221	39.8	19.35	14.13	16.51	8.66	23.72	8.66	1.18	1.18	20.72	20.61	133.07
ACFC	Atlantic Coast Fin. Corp of GA (8)*	5.04	2,629	13.3	6.88	1.37	4.88	3.28	110.00	150.75	-2.66	-3.61	14.21	14.20	284.36
BLMT	BSB Bancorp, Inc. of MA*	13.81	9,388	129.6	14.00	11.20	13.35	3.45	8.83	12.92	0.15	-0.01	14.06	14.06	89.44
BKMU	Bank Mutual Corp of WI*	6.57	46,432	305.1	6.60	3.87	6.00	9.50	50.69	52.79	0.17	0.00	5.90	5.89	51.56
BFIN	BankFinancial Corp. of IL*	9.03	21,073	190.3	9.40	6.62	8.92	1.23	8.93	21.70	-1.37	-1.43	8.24	8.10	69.57
BNCL	Beneficial Hat MHC of PA (42.9)	9.14	79,155	329.6	10.38	8.30	8.58	6.53	4.46	-3.79	0.17	0.16	8.02	6.36	60.18
BHLB	Berkshire Hills Bancorp of MA*	28.76	25,254	726.3	30.70	20.89	29.64	0,42	31.56	20.54	1.50	1.98	26.68	15.87	207.70
BOFI	Bofi Holding, Inc. of CA*	51.39	13,050	670.6	53.19	19.90	50.85	1.06	151.54	84.79	2.80	1.83	18.17	18.17	226.95
BYFC	Broadway Financial Corp. of CA*	0.80	1,917	1.5	3.20	0.52	0.70	14.29	-23.81	21.21	-0.78	0.15	0.10	0.10	189.42
CITZ	CFS Bancorp, Inc of Munster IN (8)*	11.80	10,898	128.6	12.00	4.88	11.57	1.99	120.56	88.20	0.52	0.38	10.35	10.35	105.19
CMSB	CMS Bancorp Inc of w Plains NY (8)*	8.97	1,863	16.7	10.44	6.52	9.03	-0.66	27.96	14.56	-0.05	-0.21	11.89	11.89	141.25
CBNJ	Cape Bancorp, Inc. of NJ*	9.63	13,345	128.5	9.98	8.16	9.50	1.37	3.88	10.82	0.34	0.31	11.34	9.63	77.42
CFFN	Capitol Federal Fin Inc. of KS*	12.73	149,302	1,900.6	12.85	11.44	12.23	4.09	7.79	8.90	0.48	0.48	11.00	11.00	62.92
CARV	Carver Bancorp, Inc. of NY*	5.04	3,695	18.6	7.40	2.76	4.93	2.23	-32.80	19.15	-0.08	-0.50	3.11	3.11	172.74
CFBK	Central Federal Corp. of OH*	1.35	15,824	21.4	3.68	1.15	1.44	-6.25	-26.63	-6.90	-0.26	-0.28	1.45	1.44	13.68
CHFN	Charter Financial Corp of GA*	10.80	22,722	245.4	11.82	6.97	10.50	2.86	40.81	27.06	0.26	0.22	12.00	11.75	51.12
CHEV	Cheviot Financial Corp. of OH*	11.33	7,363	83.4	11.94	8.50	11.35	-0.18	30.68	21.83	0.44	0.31	14.29	12.79	84.24
CBNK	Chicopee Bancorp, Inc. of MA*	17.50	5,429	95.0	19.70	13.50	17.38	0.69	21.61	10.13	0.53	0.54	16.70	16.70	107.99
CZWI	Citizens Comm Bncorp Inc of WI*	7.38	5,156	38.1	7.66	5.49	7.20	2.50	31.79	23.00	0.22	0.29	10.68	10.63	105.21
CSBK	Clifton Svg Bp MHC of NJ (35.8)	12.20	26,167	117.2	13.47	9.51	12.29	-0.73	21.39	8.25	0.25	0.22	7.16	7.16	38.83
COBK	Colonial Financial Serv. of NJ*	13.55	3,853	52.2	16.99	12.76	13.24	2.34	4.31	3.44	-0.39	-0.41	17.66	17.66	164.34
DCOM	Dime Community Bancshars of NY*	17.67	35,872	633.9	17.77	12.86	16.95	4.25	20.78	27.21	1.13	1.83	11.16	9.61	111.01
ESBF	ESB Financial Corp. of PA*	13.40	17,619	236.1	13.50	10.40	13.01	3.00	16.62	15.92	0.90	0.87	11.15	8.77	108.53
ESSA	ESSA Bancorp, Inc. of PA*	11.28	12,590	142.0	11.55	9.45	11.16	1.08	3.68	3.58	0.29	0.50	13.64	12.73	110.08
EBMT	Eagle Bancorp Montanta of MT*	11.00	3.899	42.9	11.07	10.00	10.77	2.14	9.02	6.28	0.49	0.07	13.58	11.56	131.53
FSBW	FS Bancorp, Inc. of WA*	17.30	3,240	56.1	19.45	10.00	17.15	0.87	71.46	33.38	1.93	0.84	18.81	18.81	114.68
FFCO	FedFirst Financial Corp of PA*	19.00	2,525	48.0	23.00	14.30	19.26	-1.35	32.22	16.92	1.05	1.06	21.33	20.88	124.18
FCAP	First Capital, Inc. of IN*	20.10	2,785	56.0	21.67	18.38	20.00	0.50	0.50	3.24	1.51	1.40	19.09	17.15	163.60
FCLF	First Clover Leaf Fin Cp of IL*	8.48	7,342	62.3	9.67	6.00	8.34	1.68	41.33	36.12	0.59	0.40	10.53	8.91	81.95
FBNK	First Connecticut Bncorp of CT*	15.16	17,644	267.5	15.17	12.77	14.82	2.29	15.11	10.25	0.21	0.04	13.76	13.76	101.98
FDEF	First Defiance Fin. Corp of OH*	26.95	9,766	263.2	27.58	15.75	26.08	3.34	53.91	40.44	1.98	1.54	26.89	20.14	208.83
FFNM	First Fed of N. Michigan of MI*	4.46	2,884	12.9	5.00	3.05	4.20	6.19	27.43	-3.04	-0.26	-0.40	8.46	8.42	73.81
FFBH	First Fed. Bancshares of AR*	9.54	19,898	189.8	10.74	7.55	9.70	-1.65	22.31	-2.15	-0.90	-0.91	3.58	3.58	29.71
FFNW	First Fin NW, Inc of Renton MA*	10.89	18,805	204.8	11.19	6.73	10.88	0.09	34.61	44.24	0.19	0.23	10.04	10.04	47.15
BANC	First PacTrust Bancorp of CA*	14.52	11,965	173.7	14.66	10.08	13.72	5.83	23.68	18.34	0.44	-0.75	13.07	12.05	171.42
FSFG	First Savings Fin. Grp. of IN*	24.65	2,318	57.1	28.20	17.51	23.94	2.97	36.94	26.48	1.91	1.81	28.96	24.57	283.07
FXCB	Fox Chase Bancorp, Inc. of PA*	17.99	12,260	220.6	18.15	13.27	17.37	3.57	24.07	8.05	0.47	0.43	14.63	14.63	88.53
FFNK	Franklin Financial corp. of VA*	18.98	12,737	241.7	19.00	15.74	18.63	1.88	13.11	14.48	0.57	0.61	18.92	18.92	82.60
GTWN	Georgetown Bancorp, Inc. of MA*	13.85	1,943	26.9	14.25	10.76	13.85	0.00	18.78	26.48	0.52	-0.05	15.68	15.68	108.76
GCBC	Green Co Bcrp MHC of NY (44.7)	21.01	4,192	38.1	27.13	18.50	21.40	-1.82	12.05	0.05	1.51	1.55	13.32	13.32	155.10
HFFC	HF Financial Corp. of SD*	13.50	7,055	95.2	14.55	11.00	13.48	0.15	10.20	3.05	0.89	0.22	14.09	13.47	169.69
HMNF	HMN Financial, Inc. of MN*	7.35	4,406	32.4	7.84	2.60	6.39	15.02	153.45	111.82	0.31	-0.19	8.07	8.07	142.33
HBK	Hamilton Bancorp, Inc. of MD*	13.70	3,703	50.7	14.33	11.20	13.98	-2.00	37.00	21.02	-0.05	-0.08	18.21	17.43	89.65
HBNK	Hampden Bancorp, Inc. of Ma*	15.99	5,786	92.5	18.13	12.26	15.96	0.19	24.63	6.53	0.56	0.44	14.99	14.99	115.38
HBOS	Heritage Fin Group, Inc of GA*	17.16	7,881	135.2	17,35	11.83	16.40	4.63	29.22	24.44	1.23	1.07	15.31	14.72	173.91
HIFS	Hingham Inst. for Sav. of MA*	72.89	2,127	155.0	82.34	57.69	69.52	4.85	22.88	16.44	6.23	6.23	44.99	44.89	576.41
HBCP	Home Bancorp Inc. Lafayette LA*	18.64	7,406	138.0	19.95	15.51	18.58	0.32	8.56	2.14	1.21	1.00	19.32	19.03	131.92
HFBL	Home Federal Bancorp Inc of LA*	17.68	2,362	41.8	18.50	15.00	17.50	1.03	13.33	1.09	1.38	0.57	17.91	17.91	116.95
HMST	HomeStreet, Inc. of WA*	22.99	14,400	331.1	28.73	16.41	22.14	3.84	24.40	-10.02	4.54	-0.62	18.78	18.75	174.19
HTBI	HomeTrust Bancshrs, Inc. of NC*	16.55	20,786	344.0	17.00	11.96	16.60	-0.30	37.92	22.50	0.50	0.41	17.91	17.91	76.79
HFBC	HopFed Bancorp, Inc. of KY*	10.85	7,503	81.4	11.22	6.92	10.81	0.37	45.83	25.87	0.45	0.17	13.87	13,84	130.76

RP FINANCIAL, LC.
Financial Services Industry Consultants
1100 North Glebe Road, Suite 600
Arlington, Virginia 22201
(703) 528-1700
Exhibit 1–A (continued)
Weekly Thrift Market Line - Part One
Prices As Of July 19, 2013

											Current Per Share Financials
		Market Capitalization			Price Change Data									Tangible
			Shares	Market	52 Week (1)			% Change From			Trailing	12 Mo.	Book	Book
		Price/	Outst-	Capital-			Last	Last	52 Wks	MostRent	12 Mo.	Core	Value/	Value/	Assets/
Financial Institution		Share (1)	anding	ization (9)	High	Low	Week	Week	Ago (2)	YrEnd (2)	EPS (3)	EPS (3)	Share	Share (4)	Share
		($)	(000)	($Mil)	($)	($)	($)	(%)	(%)	(%)	($)	($)	($)	($)	($)
NASDAQ Listed OTC Companies (continued)
HCBK	Hudson City Bancorp, Inc of NJ (8)*	9.66	528,434	5,104.7	9.79	5.69	9.73	-0.72	60-47	18.82	0.42	0.43	8.92	8.62	76.24
IROQ	IF Bancorp, Inc. of IL*	15.22	4,597	70.0	15.69	12.66	15.15	0.46	19.37	10.29	0.80	0.61	18.52	18.52	119.49
ISBC	Investors Bcrp MHC of NJ (41.6)	22.34	111,842	1,118.1	22.73	15.03	22.15	0.86	42.57	25.65	0.87	0.79	9.72	8. 94	114.81
JXSB	Jacksonville Bancorp Inc of IL*	19.35	1,903	36.8	20.00	15.56	19.68	-1.68	13.16	11.53	1.93	1.21	23.22	21.79	166.34
JFBI	Jefferson Bancshares Inc of TN*	5.56	6,605	36.7	5.95	1.96	5.68	-2.11	183.67	105.93	0.20	0.20	8.11	7.92	76.61
KFFB	KY Fst Fed Bp MHC of KY (38.9)	8.44	8,573	26.4	8.50	6.90	8.20	2.93	4.71	13.29	0.29	0.35	7.71	6.02	38.76
KRNY	Kearny Fin Cp MHC of NJ (24.0)	10.83	66,648	194.1	10.91	8.66	10.52	2.95	11.65	11.08	0.09	0.06	7.26	5.62	43.01
LSBI	LSB Fin. Corp. of Lafayette IN*	24.50	1,557	38.1	28.92	17.95	25.30	-3.16	35.73	24.37	1.75	0.68	25.40	25.40	231.98
LPSB	LaPorte Bancorp Inc. of IN*	10.15	6,205	63.0	10.55	7.01	10.10	0.50	42.36	15.60	0.72	0.54	13.64	12.22	78.04
LSBK	Lake Shore Bnp MHC of NY (38.7)	11.70	5,919	28.6	14.69	8.55	11.46	2.09	15.27	13.70	0.60	0.60	11.32	11.32	82.48
LABC	Louisiana Bancorp, Inc. of LA*	17.55	2,868	50.3	17.75	15.00	17.45	0.57	10.03	3.42	0 .87	0.54	19.22	19.22	108.91
MSBF	MSB Fin Corp MHC of NJ (39.2)	7.45	5,011	15.9	7.88	4.26	7.86	-5.22	29.57	11.19	-1.26	-1.26	7.79	7.79	68.58
MCBK	Madison County Financial of NE*	18.34	3,193	58.6	19.19	14.15	18.40	-0.33	83.40	11.83	1.02	0.87	19.68	19.29	91.10
MGYR	Magyar Bancorp MHC of NJ (44.9)	5.77	5,807	14.9	6.74	3.58	5.74	0.52	44.25	37.38	0.07	-0.02	7.72	7.72	89.60
MLVF	Malvern Bancorp, Inc. of PA*	12.10	6,558	79.4	12.30	8.09	11.90	1.68	52.20	8.52	0.05	0.00	14.78	14.78	104.33
MFLR	Mayflower Bancorp, Inc. of MA (8)*	19.77	2,064	40.8	20.00	9.03	19.29	2.49	92.88	88.83	0.71	0.36	10.96	10.96	126.62
EBSB	Meridian Fn Serv MHC MA (40.6)	19.74	22,340	186.6	21.75	14.20	19.90	-0.80	30.82	17.64	0.60	0.19	10.70	10.09	107.44
CASH	Meta Financial Group of IA*	27.40	5,498	150.6	27.69	20.70	26.74	2.47	28.64	20.18	1.88	1.67	26.08	25.67	316.53
NASB	NASB Fin, Inc. of Grandview MO*	28.74	7,868	226.1	28.94	18.02	27.22	5.58	50.87	34.49	4.08	-1.27	24.19	23.89	149.85
NECB	NE Comm Bncrp MHC of NY (42.5)	6.54	12,645	38.9	6.79	5.00	6.26	4.47	23.63	24.10	-0.20	-0.20	8.22	8.11	33.89
NHTB	NH Thrift Bancshares of NH*	14.73	7,089	104.4	15.51	12.15	15.06	-2.19	14.63	15.98	1.01	0.48	15.13	9.68	173.68
NVSL	Naugatuck Valley Fin Crp of CT*	7.37	7,002	51.6	7.90	6.52	7.51	-1.86	-0.27	10.83	-1.88	-2.08	9.46	9.46	75.18
NFSB	Newport Bancorp, Inc. of RI*	16. 98	3,545	60.2	17.59	13.84	16.90	0.47	15.75	3.03	0.37	0.47	15.22	15.22	121.46
NFBK	Northfield Bancorp, Inc. of NJ*	11.99	58,203	697.9	12.05	10 .02	11.88	0.93	12.37	10.30	0.27	0.26	12.78	12.49	48.86
NWBI	Northwest Bancshares me of PA*	14.39	93,802	1,349.8	14.57	11.11	14.19	1.41	23.10	18.53	0.68	0.66	12.23	10.34	85.23
OBAF	OBA Financial Serv. Inc of MD*	18.35	4,254	78.1	19.50	14.50	18.35	0.00	22.33	4.32	0.23	0.22	17.68	17.68	90.76
OSHC	Ocean Shore Holding Co. of NJ*	14.45	6,970	100.7	15.99	12.22	14.49	-0.28	17.19	-2.36	0.69	0.73	15.21	14.45	151.20
OCFC	OceanFirst Fin. Corp of NJ*	17.17	17,603	302.2	17.38	12.43	16.42	4.57	22.47	24.87	1.07	0.95	12.47	12.47	130.87
OFED	Oconee Fed Fn Cp MHC SC (35.0)	15.80	6,071	35.1	18.30	12.43	15.59	1.35	21.54	8.74	0.69	0.68	13.05	13.05	61.74
OABC	OmniAmerican Bancorp Inc of TX*	24.10	11,444	275.8	26.61	20.18	23.76	1.43	10.30	4.19	0.60	0.27	18.01	18.01	111.55
ONFC	Oneida Financial Corp. of NY*	15.30	7,025	107.5	16.32	10.00	13.75	11.27	50.00	43.66	0.81	0.90	13.36	9.52	102.45
ORIT	Oritani Financial Corp of NJ*	16.69	45,371	757.2	16.90	13.70	16.53	0.97	16.31	8.94	0.80	0.80	11.28	11.28	62.05
PSBH	PSB Hldgs Inc MHC of CT (42.9)	6.00	6,542	16.8	7.25	4.40	5.80	3.45	36.36	25.00	0.17	0.22	7.83	6.75	69.68
PVFC	PVF Capital Corp. of Solon OH (8)*	4.32	26,049	112.5	4.34	1.81	4.21	2.61	116.00	97.26	0.26	-0.07	2.97	2.97	29.19
PBHC	Pathfinder BC MHC of NY (39.5)	15.77	2,618	14.2	16.50	10.00	12.47	26.46	70.49	53.11	0.88	0.81	10.71	9.25	192.88
PEOP	Peoples Fed Bancshrs Inc of MA*	18.33	6,580	120.6	19.28	16.10	18.54	-1.13	12.18	5.41	0.22	0.19	16.45	16.45	87.89
PBCT	Peoples United Financial of CT*	15.48	317,780	4,919.2	15.58	11.20	15.20	1.84	29.22	28.04	0.76	0.74	15.38	8.62	96.29
PBSK	Poage Bankshares, Inc. of KY*	15.07	3,283	49.5	15.10	12.00	15.00	0.47	25.27	18.20	0.43	0.29	18.17	18.17	94.03
PBCP	Polonia Bancorp, Inc. of PA*	9.31	3,511	32.7	9.51	5.84	9.39	-0.85	49.20	15.65	0.03	-0.09	11.75	11.75	77.26
PROV	Provident Fin. Holdings of CA*	17.03	10,450	178.0	19.69	11.25	16.19	5.19	46.43	-2.69	2.38	-1.85	15.07	15.07	116.89
PBNY	Provident NY Bncrp, Inc. of NY*	10.46	44,353	463.9	10.48	7.33	10.15	3.05	38.36	12.35	0.50	0.41	11.15	7.33	83.66
PBIP	Prudential Bncp MHC PA (24.9)	9.94	10,023	30.1	10.06	5.50	9.80	1.43	80.73	40.59	0.24	0.10	6.00	6.00	47.80
PULB	Pulaski Fin Cp of St. Louis MO*	10.28	10,990	113.0	10.79	7.24	10.33	-0.48	36.34	14.86	0.94	0.26	8.89	8.53	122.90
RVSB	Riverview Bancorp, Inc. of WA*	2.72	22,472	61.1	2.89	1.20	2.83	-3.89	94.29	60.95	0.12	0.08	3.49	2.35	34.58
RCKB	Rockville Fin New, Inc. of CT*	13.39	27,981	374.7	13.54	11.53	13.40	-0.07	13.00	3.80	0.59	0.43	11.47	11.43	73.72
ROMA	Roma Fin Corp MHC of NJ (25.5) (B)	19.26	30,117	160.3	19.44	8.21	19.08	0.94	106.65	27.38	0.02	0.01	7.15	7.09	59.04
SIFI	SI Financial Group, Inc. of CT*	11.14	10,112	112.6	12.34	10.34	11.10	0.36	-2.11	-3.13	0.06	-0.01	12.43	12.09	94.66
SPBC	SP Bancorp, Inc. of Plano, TX*	18.48	1,639	30.3	19.40	12.75	18.58	-0.54	44.49	19.23	0.99	-0.08	20.44	20.44	180.20
SVBI	Severn Bancorp, Inc. of MD*	5.25	10,067	52.9	5.78	2.49	5.00	5.00	101.92	67.20	0.21	0.03	8.13	8.10	84.39
SMPL	Simplicity Bancorp of CA*	14.68	8,293	121.7	15.74	13.50	14.60	0.55	-0.54	-1.81	0.65	0.51	17.65	17.17	106.39
STND	Standard Financial Corp. of PA*	19.00	3,222	61.2	20.45	16.07	19.02	-0.11	16.78	9.07	0.87	0.81	23.76	20.90	135.41
SIBC	State Investors Bancorp of LA*	15.10	2,525	38.1	15.10	12.42	15.10	0.00	14.22	7.17	0.26	0.26	17.12	17.12	97.37
THRD	TF Fin. Corp. of Newtown PA*	25.20	2,840	71.6	26.21	22.06	25.26	-0.24	8.06	5.75	1.92	1.76	29.37	27.85	252.11
TFSL	TFS Fin Corp MHC of OH (26.5)	11.91	309,116	967.0	12.07	8.10	11.79	1.02	25.37	23.80	0.08	0.07	5.94	5.91	35.98
TBNK	Territorial Bancorp, Inc of Hi*	23.20	10,655	247.2	24.38	21.85	23.54	-1.44	-2.27	1.53	1.40	1.12	20.55	20.53	146.93
TSBK	Timberland Bancorp, Inc. of WA*	8.90	7,045	62.7	9.00	4.78	8.49	4.83	81.26	28.24	0.62	0.36	10.89	10.06	104.77
TRST	TrustCo Bank Corp NY of NY*	5.92	94,071	556.9	6.00	5.05	5.78	2.42	4.59	12.12	0.40	0.39	3.84	3.83	46.90
UCBA	United Community Bancorp of IN*	10.21	5,150	52.6	11.59	8.75	9.84	3.76	12.94	10.98	0.38	0.09	14.56	13.92	102.13
UCFC	United Community Fin. of OH*	4.93	39,607	195.3	4.93	2.51	4.75	3.79	64.88	70.59	-0.56	-0.81	4.81	4.81	46.25
UFNK	United Financial Bncrp of MA*	15.99	19,648	314.2	16.47	13.73	15.78	1.33	13.57	1.72	0.28	0.60	15.59	13.39	123.64
WSFS	WSFS Financial Corp. of DE*	60.77	8,793	534.4	61.09	38.49	58.73	3.47	39.67	43.83	3.62	2.17	42.28	38.51	495.24
WVFC	WVS Financial Corp. of PA*	10.83	2,058	22.3	13.63	6.76	10.70	1.21	35.38	27.41	0.61	0.61	15.43	15.43	130.53
WAFD	Washington Federal, Inc. of WA*	22.20	103,422	2,296.0	22.76	15.34	20.25	9.63	39.27	31.59	1.34	0.73	18.70	16.15	126.82
WSBF	Waterstone Pin MHC of WI (26.2) (8)	10. 93	31,349	89.6	11.33	3.32	10.98	-0.46	190.69	40.13	1.19	-0.81	6.61	6.59	51.96
WAYN	Wayns Savings Bancshares of OH*	9.99	2,949	29.5	10.67	8.30	9.86	1.32	20.07	7.88	0.73	0.67	13.51	12.89	135.52

RP FINANCIAL, LC.
Financial Services Industry Consultants
1100 North Glebe Road, Suite 600
Arlington, Virginia 22201
(703) 528-1700
Exhibit 1–A (continued)
Weekly Thrift Market Line - Part One
Prices As Of July 19, 2013

											Current Per Share Financials
		Market Capitalization			Price Change Data									Tangible
			Shares	Market	52 Week (1)			% Change From			Trailing	12 No.	Book	Book
		Price/	Outst -	Capital-			Last	Last	52 Wks	MostRcnt	12 No.	Core	Value/	Value/	Assets/
Financial Institution		Share (1)	anding	ization (9)	High	Low	week	Week	Ago (2)	YrEnd (2)	EPS (3)	EPS (3)	Share	Share (4)	Share
		($)	(000)	($Mil)	($)	($)	($)	(%)	(%)	(%)	($)	($)	($)	($)	($)

NASDAQ Listed OTC Companies (continued)
WEBK	Wellesley Bancorp, Inc. of MA*	17.89	2,462	44.0	18.31	14.38	18.00	-0.61	22.28	16.55	0.91	0.82	18.43	18.43	156.68
WBB	Westbury Bancorp, Inc. of WI*	13.57	5,143	69.8	14.00	13.02	13.65	-0.59	35.70	35.70	0.17	0.07	17.41	17.41	110.06
WFD	Westfield Fin. Inc. of MA*	7.19	21,903	157.5	8.07	6.45	7.40	-2.84	-1.64	-0.55	0.26	0.18	8.17	8.17	59.67
WBKC	Wolverine Bancorp, Inc. of MI*	18.76	2,452	46.0	19.91	16.45	19.10	-1.78	13.42	10.16	0.73	-0.01	25.67	25.67	118.46

RP FINANCIAL, LC.
Financial Services Industry Consultants
1100 North Glebe Road, Suite 600
Arlington, Virginia 22201
(703) 528-1700
Exhibit 1–B
Weekly Thrift Market Line - Part Two
Prices As Of July 19, 2013

	Key Financial Ratios							Asset Quality Ratios			Pricing Ratios					Dividend Data(6)
		Tang -												Price/	Price/	Ind.	Divi-
	Equity/	Equity/	Reported Earnings			Core Earnings		NPAs	Resvs/	Resvs/	Price/	Price/	Price/	Tang.	Core	Div./	dend	Payout
Financial Institution	Assets	Assets	ROA (5)	ROE (5)	ROI (5)	ROA (5)	ROE (5)	Assets	NPAs	Loans	Earning	Book	Assets	Book	Earnings	Share	Yield	Ratio (7)
	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(X)	(%)	(%)	(%)	(X)	($)	(%)	(%)

Market Averages. All Public Companies (no MHCs)

All Public Companies (110)	13.29	12.62	0.50	3.87	3.75	0.22	1.42	2.94	47.73	1.52	20.05	102.34	13.28	110.67	23 .14	0.23	1.50	26.10
NYSE Traded Companies (5)	9.81	7.61	0.74	7.16	6.90	-0.29	-5.08	3.18	36.92	1.38	15.86	111.05	10.84	144.95	19.58	0.36	2.35	21.98
NASDAQ Listed OTC Companies (105)	13.47	12.87	0.49	3.70	3.59	0.25	1.75	2.93	48.31	1.53	20.34	101.90	13.40	108.92	23.33	0.22	1.45	26.31
California Companies (5)	9.03	8.85	0.78	6.27	6.72	-0.14	-0.56	4.61	37.55	1.63	20.27	147.53	11.98	150.46	20.73	0.22	2.43	20.33
Florida Companies (1)	7.40	7.12	0.60	7.74	4.94	-0.69	-8.79	1.47	28.55	0.53	20.23	147.66	10.93	153.90	NM	0.08	0.49	9.88
Mid-Atlantic Companies (31)	13.34	12.27	0.55	4.58	3.93	0.52	4.37	2.67	46.00	1.32	20.99	104.87	13.50	118.72	20.08	0.28	1.86	36.75
Mid-West Companies (30)	12.59	12.10	0.43	3.14	3.51	-0.03	-1.19	3.09	42.49	1.85	18.47	90.30	11.25	94.71	22.86	0.23	1.47	25.89
New England Companies (18)	13.41	12.47	0.33	2.73	1.86	0.24	2.09	1.62	68.54	1.14	22.40	104.19	13.83	117.54	27.48	0.29	1.59	34.84
North-West Companies (7)	13.64	12.85	0.98	7.92	7.23	0.28	1.94	6.23	29.13	1.91	13.52	98.15	13.62	107.22	27 .43	0.18	1.07	11.05
South-East Companies (14)	16.57	16.47	0.36	1.67	3.20	0.21	0.74	3.09	50.81	1.84	22.98	104.43	16.70	105.19	24.62	0.09	0.65	7.69
South-West Companies (2)	13.74	13.74	0.55	4.14	3.92	0.10	0.56	2.34	29.51	1.00	18.67	112.11	15.93	112.11	NM	0.00	0.00	0.00
Western Companies (Excl CA) (2)	12.16	11.45	0.71	5.21	5.24	0.41	2.99	0.43	62.41	0.53	19.51	96. 95	12.08	104.08	20.71	0.41	2.44	48.16
Thrift Strategy (106)	13.32	12.69	0.48	3.69	3.61	0.23	1.49	2.97	47.56	1.52	20.27	101.84	13.25	109.49	23.10	0.22	1.48	26.44
Mortgage Banker Strategy (1)	12.89	12.89	1.98	16.53	13.98	-1.54	-12.85	2.27	60.63	1.79	7.16	113.01	14.57	113.01	NM	0.28	1.64	11.76
Diversified Strategy (2)	12.25	8.73	0.79	6.24	5.43	0.63	4.63	1.70	49.75	1.19	18.58	122.19	14.17	168.69	24.46	0.56	2.49	13.26
Companies Issuing Dividends (77)	13.19	12.31	0.65	5.06	5.09	0 .37	2.84	2.44	51.69	1.39	19.56	104.61	13.57	115.73	22.25	0.32	2.10	36.27
Companies Without Dividends (33)	13.54	13.39	0.15	0.72	0.50	-0.15	-2.34	4.16	38.19	1.84	22.28	96.84	12.56	98.35	28.34	0.00	0.00	0.00
Equity/Assets <6% (4)	2.51	2 .51	-0.08	-2.00	1.32	-0.11	-1.07	9.92	29.83	3.89	23.71	126.57	2.83	126.57	5.33	0.01	1.67	0.00
Equity/Assets 6-12% (45)	9.85	9.36	0.45	4.53	4.08	0.09	0.84	3.11	43.20	1.47	18.20	105.15	10.11	112.11	21.60	0.23	1.40	24.04
Equity/Assets >12% (61)	16.08	15.25	0.57	3.71	3.61	0.32	1.93	2.46	51.78	1.43	21.46	99.71	15.87	109.20	24.67	0.24	1.55	28.15
Actively Traded Companies (2)	11.27	10.39	1.09	10.92	7.29	0.85	9.29	2.75	64.63	1.20	14.13	140.55	15.08	149.92	21.06	0.70	1.52	21.78
Market Value Below $20 Million (5)	4.44	4.42	-0.26	-3.76	-3.71	-0.25	-2.15	9.26	18.73	2.69	NM	107.39	3.13	107.51	5.33	0.01	1.67	0.00
Holding Company Structure (95)	13.11	12.35	0.45	3.26	3.45	0.20	1.19	3.06	46.97	1.55	19.91	100.71	13.06	110.19	23.47	0.24	1.61	28.46
Assets Over $1 Billion (48)	12.79	11.76	0.72	6.12	4.99	0.29	2.06	2.42	44.62	1.34	19.66	116.48	14.48	130.57	22.95	0.35	2.11	34.65
Assets $500 Million-$1 Billion (32)	12.73	12.21	0.18	1.21	2.03	0.05	0.14	3.85	47.11	1.74	22.32	94.50	11.89	95.86	25.41	0.13	1.00	22.51
Assets $250-$500 Million (26)	14.92	14.63	0.63	4.30	5.01	0.44	3.23	2.71	57.87	1.58	18.15	88.08	13.09	90 .17	21.62	0.15	1.14	16.67
Assets less than $250 Million (4)	13.52	13.49	-0.36	-5.25	-4.90	-0.57	-7.15	3.44	37.43	1.53	26.63	80.59	11.04	80.81	NM	0.04	0.29	15.38
Goodwill Companies (63)	12.91	11.76	0.58	4 .54	4.41	0.33	2.36	2.60	45.44	1.43	19.26	97.73	12.40	111.79	21.81	0.30	1.91	32.81
Non-Goodwill Companies (44)	13.80	13.80	0.49	3.58	3.21	0.14	0.66	3.38	51.89	1.59	21.70	106.57	14.20	106.57	26.09	0.14	0.92	17.66
Acquirors of FSLIC Cases (1)	14.75	13.00	1.06	7.17	6.04	0.58	3.90	4.89	19.17	1.55	16.57	118.72	17.51	137.46	30.41	0.36	1.62	26.87
(1)   Average of high/low or bid/ask price per share.
(2)   Or since offering price if converted or first listed in the past 52 weeks. Percent change figures are actual year-to-date and are not annualized
(3)   BPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)   Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5)   ROA (return on assets) and ROB (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current BPS divided by current price.
(6)   Annualized, based on last regular quarterly cash dividend announcement.
(7)   Indicated dividend as a percent of trailing twelve month earnings.
(8)   Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

*     Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source:  SNL Financial, LC. and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2013 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1100 North Glebe Road, Suite 600
Arlington, Virginia 22201
(703) 528-1700
Exhibit 1–B (continued)
Weekly Thrift Market Line - Part Two
Prices As Of July 19, 2013

	Key Financial Ratios							Asset Quality Ratios			Pricing Ratios					Dividend Data (6)
Financial Institution	Equity/ Assets	Tang. Equity/ Assets	Reported Earnings			Core Earnings		NPAs Assets	Resvs/ NPAs	Resvs/ Loans	Price/ Earning	Price/ Book	Price/ Assets	Price/ Tang. Book	Price/ Core Earnings	Ind. Div. / Share	Divi- dend Yield	Payout Ratio (7)
			ROA (5)	ROE (5)	ROI (5)	ROA (5)	ROE (5)
	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(X)	(%)	(%)	(%)	(x)	($)	(%)	(%)

Market Averages. MHC Institutions

All Public Companies (18)	13.78	12.97	0.34	2.75	1.53	0.29	2.24	2.24	45.45	1.14	24.65	136.22	18.25	147.02	22.20	0.16	1.32	17.06
NASDAQ Listed OTC Companies (18)	13.78	12.97	0.34	2.75	1.53	0.29	2.24	2.24	45.45	1.14	24.65	136.22	18.25	147.02	22.20	0.16	1.32	17.06
Mid-Atlantic Companies (12)	12.89	12.22	0.21	2.31	0.93	0.16	1.81	2.41	48.23	1.29	19.25	135.21	16.78	145.90	20.20	0.15	1.02	16.21
Mid-West Companies (3)	18.20	16.34	0.57	2.69	2.05	0.65	3.02	0.00	0.00	0.74	29.10	154.99	27.44	170.86	24.11	0.20	2.37	0.00
New England Companies (2)	10.60	9.64	0.43	4.02	2.94	0.26	2.37	2.16	40.34	1.16	34.10	130.56	13.49	142.26	27.27	0.08	1.33	0.00
South-East Companies (1)	21.14	21.14	1.11	5.11	4.37	1.10	5.03	0.78	25.63	0.33	22.90	121.07	25.59	121.07	23.24	0.40	2.53	57.97
Thrift Strategy (18)	13.78	12.97	0.34	2.75	1.53	0.29	2.24	2.24	45.45	1.14	24.65	136.22	18.25	147.02	22.20	0.16	1.32	17.06
Companies Issuing Dividends (9)	14.59	13.85	0.60	4.97	3.49	0.61	4.97	1.75	50.27	1.03	23.47	132.81	18.01	142.52	22.20	0.29	2.35	37.52
Companies Without Dividends (9)	12.74	11.84	0.01	-0.11	-0.98	-0.12	-1.27	2.82	39.67	1.29	32.90	140.60	18.56	152.80	NM	0.00	0.00	0.00
Equity/Assets <6% (1)	5.55	4.83	0.48	5.75	5.58	0.44	5.29	1.58	58.86	1.38	17.92	147.25	8.18	170.49	19.47	0.12	0.76	13.64
Equity/Assets 6-12% (6)	9.70	9.28	0.16	2.31	0.21	0.08	1.48	3.63	51.85	1.41	26.95	136.51	12.88	143.75	23.04	0.18	1.15	17.34
Equity/Assets >12% (11)	17.41	16.33	0.45	2.71	1.97	0.41	2.40	1.73	40.80	0.94	23.83	134.80	22.95	146.59	22.28	0.16	1.50	17.44
Holding Company Structure (16)	13.54	12.61	0.31	2.60	1.43	0.28	2.22	2.49	47.26	1.21	24.65	131.67	17.13	144.02	22.20	0.17	1.37	18.76
Assets Over $1 Billion (8)	13.93	12.77	0.46	3.89	2.06	0.35	2.90	1.36	57.33	1.22	29.29	174.73	23.79	192.31	28.28	0.07	0.48	4.60
Assets $500 Million- $1 Billion (3)	7.59	7.35	0.53	6.15	4.66	0.50	5.71	1.58	58.86	1.38	15.92	126.57	9.39	134.32	16.51	0.27	1.36	20.00
Assets $250-$500 Million (7)	16.31	15.55	0.16	0.32	-0.26	0.15	0.18	3.24	30.90	0.98	26.70	107.34	17.30	113.64	23.53	0.19	2.02	34.88
Goodwill Companies (11)	14.01	12.57	0.36	3.27	2.12	0.32	2.77	2.25	53.98	1.24	28.18	143.43	18.80	162.63	24.78	0.11	1.21	6.10
Non-Goodwill Companies (7)	13.49	13.49	0.32	2.08	0.78	0.25	1.55	2.22	35.23	1.02	18.77	126.94	17.55	126.94	18.76	0.23	1.46	30.20
MHC Institutions (18)	13.78	12.97	0.34	2.75	1.53	0.29	2.24	2.24	45.45	1.14	24.65	136.22	18.25	147.02	22.20	0.16	1.32	17.06

(1)	Average of high/low or bid/ask price per share.
(2)	Or since offering price if converted or first listed in the past 52 weeks. Percent change figures are actual year-to-date and are not annualized
(3)	EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)	Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5)
ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances, ROI (return on investment) is current EPS divided by current price.

(6)	Annualized, based on last regular quarterly cash dividend announcement.
(7)	Indicated dividend as a percent of trailing twelve month earnings.
(8)	Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

*	Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source:  SNL Financial, LC. and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2013 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1100 North Glebe Road, Suite 600
Arlington, Virginia 22201
(703) 528-1700
Exhibit 1–B (continued)
Weekly Thrift Market Line - Part Two
Prices As Of July 19, 2013

		Key Financial Ratios							Asset Quality Ratios			Pricing Ratios					Dividend Data (6)
			Tang.												Price/	Price/	Ind.	Divi-
		Equity/	Equity/	Reported Earnings			Core Earrnings		NPAs	Resvs/	Resvs/	price/	price/	Price/	Tang.	Core	Div. /	dend	Payout
Financial Institution		Assets	Assets	ROA (5)	ROE (5)	ROI (5)	ROA (5)	ROE (5)	Assets	NPAs	Loans	Earning	Book	Assets	Book	Earnings	Share	Yield	Ratio (7)
		(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(X)	(%)	(%)	(%)	(x)	($)	(%)	(%)

NYSE Traded Companies
AF	Astoria Financial Corp. of NY*	8.07	7.00	0.34	4.35	4.73	0.29	3.68	3.04	29.27	1.11	21.16	92.74	7.48	108.11	25.04	0.16	1.30	27.59
EVER	EverBank Financial Corp. of FL*	7.40	7.12	0.60	7.74	4.94	-0.69	-8.79	1.47	28.55	0.53	20.23	147.66	10.93	153.90	NM	0.08	0.49	9.88
FBC	Flagstar Bancorp, Inc. of MI*	7.04	7.04	0.66	7.98	10.73	-2.78	-33.46	8.26	26.80	3.21	9.32	94.59	6.66	94.59	NM	0.00	0.00	0.00
NYCB	New York Community Bcrp of NY*	12.73	7.61	1.15	8.93	7.65	8.84	6.58	0.75	58.84	0.61	13.08	116.03	14.77	205.37	17.75	1.00	6.71	NM
PFS	Provident Fin. Serv. Inc of NJ*	13.79	9.29	0.92	6.79	6.45	0.90	6.61	2.37	41.14	1.43	15.51	104.24	14.37	162.76	15.94	0.56	3.25	50.45

NASDAQ Listed OTC Companies
ASBB	ASB Bancorp, Inc. of NC*	14.18	14.18	0.17	1.17	1.48	-0.18	-1.26	3.29	34.31	2.10	NM	83.46	11.84	83.46	NM	0.00	0.00	0.00
ALLB	Alliance Bancorp, Inc. of PA*	17.42	17.42	0.53	3.04	3.37	0.64	3.67	3.57	29.85	1.61	29.69	92.17	16.06	92.17	24.57	0.20	1.40	41.67
ANCB	Anchor Bancorp of Aberdeen, MA*	11.76	11.76	0.05	0.47	0.55	-0.04	-0.33	6.54	17.61	1.84	NM	85.81	10.09	85.81	NM	0.00	0.00	0.00
AFCB	Athens Bancshares Corp. of TN*	15.57	15.50	0.89	5.38	6.58	0.89	5.38	3.07	50.20	2.07	15.20	86.58	13.48	87.05	15.20	0.20	1.11	16.95
ACFC	Atlantic Coast Pin. Corp of GA(8)*	5.00	4.99	-0.91	-16.65	NM	-1.23	-22.59	6.33	22.11	2.20	NM	35.47	1.77	35.49	NM	0.00	0.00	NM
BLMT	BSB Bancorp, Inc. of MA*	15.72	15.72	0.18	1.06	1.09	-0.01	-0.07	1.67	48.35	0.94	NM	98.22	15.44	98.22	NM	0.00	0.00	0.00
BKMU	Bank Mutual Corp of WI*	11.44	11.43	0.31	2.88	2.59	0.00	0.00	1.62	55.32	1.49	38.65	111.36	12.74	111.54	NM	0.08	1.22	47.06
BFIN	BankFinancial Corp. of IL*	11.84	11.66	-1.92	-13.21	-15.17	-2.00	-15.87	2.84	41.93	1.71	NM	109.59	12.98	111.48	NM	0.04	0.44	NM
BNCL	Beneficial Mut MHC of PA(42.9)	13.33	10.87	0.28	2.12	1.86	0.26	2.00	1.60	76.96	2.44	NM	113.97	15.19	143.71	NM	0.00	0.00	0.00
BHLB	Berkshire Hills Bancorp of MA*	12.85	8.06	0.80	6.17	5.22	1.05	8.14	1.03	61.54	0.84	19.17	107.80	13.85	181.22	14.53	0.72	2.50	48.00
BOFI	Bofi Holding, Inc. of CA*	8.01	8.01	1.39	16.19	5.45	0.91	10.58	0.85	48.93	0.53	18.35	282.83	22.64	282.83	28.08	0.00	0.00	0.00
BYFC	Broadway Financial Corp. of CA*	0.05	0.05	-0.39	-7.73	NM	0.07	1.49	14.46	19.90	4.01	NM	NM	0.42	NM	5.33	0.04	5.00	NM
CITZ	CFS Bancorp, Inc of Munster IN(8)*	9.84	9.84	0.50	5.24	4.41	0.36	3.83	4.97	21.10	1.81	22.69	114.01	11.22	114.01	31.05	0.04	0.34	7.69
CMSB	CMS Bancorp Inc of N Plains NY(8)*	8.42	8.42	-0.04	-0.42	-0.56	-0.15	-1.78	NA	NA	0.39	NM	75.44	6.35	75.44	NM	0.00	0.00	NM
CBNJ	Capa Bancorp, Inc. of NJ*	14.65	12.72	0.43	3.03	3.53	0.40	2.76	2.80	33.41	1.32	28.32	84.92	12.44	100.00	31.06	0.20	2.08	58.82
CFFN	Capitol Federal Fin Inc. of KS*	17.48	17.48	0.76	4.04	3.77	0.76	4.04	9.39	27.83	0.18	26.52	115.73	20.23	115.73	26.52	0.30	2.36	62.50
CARV	Carver Bancorp, Inc. of NY*	1.80	1.80	-0.05	-0.53	-1.59	-0.29	-3.31	8.02	21.48	2.87	NM	162.06	2.92	162.06	NM	0.00	0.00	NM
CFBK	Central Federal Corp. of OH*	10.60	10.53	-1.84	-23.21	-19.26	-1.98	-25.00	4.91	53.52	3.25	NM	93.10	9.87	93.75	NM	0.00	0.00	NM
CHFN	Charter Financial Corp of GA*	23.47	22.99	0.51	3.29	2.41	0.43	2.78	1.58	86.51	2.72	NM	90.00	21.13	91.91	NM	0.20	1.85	NM
CEEV	Cheviot Financial Corp. of OH*	16.96	15.46	0.51	3.03	3.88	0.36	2.14	2.82	9.18	0.48	25.75	79.29	13.45	88.58	36.55	0.36	3.18	NM
CBNK	Chicopee Bancorp, Inc. of MA*	15.46	15.46	0.48	3.21	3.03	0.49	3.27	0.76	97.61	0.93	33.02	104.79	16.21	104.79	32.41	0.20	1.14	37.74
CZWI	Citizens Comm Bncorp Inc of WI*	10.15	10.11	0.21	2.08	2.98	0.28	2.74	2.17	50.36	1.40	33.55	69.10	7.01	69.43	25.45	0.02	0.27	9.09
CSBK	Clifton Svg Bp MHC of NJ(35.8)	18.44	18.44	0.62	3.51	2.05	0.55	3.09	0.60	40.92	0.54	NM	170.39	31.42	170.39	NM	0.24	1.97	NM
COBK	Colonial Financial Serv. of NJ*	10.75	10.75	-0.24	-2.16	-2.88	-0.25	-2.27	5.84	11.03	1.35	NM	76.73	8.25	76.73	NM	0.00	0.00	NM
DCOM	Dime Community Bancshars of NY*	10.05	8.78	1.03	10.53	6.40	1.66	17.05	1.29	39.82	0.58	15.64	158.33	15.92	183.87	9.66	0.56	3.17	49.56
ESBF	ESB Financial Corp. of PA*	10.27	8.26	0.81	8.26	6.72	0.78	7.99	0.97	36.13	0.98	14.99	120.18	12.35	152.79	15.40	0.40	2.99	44.44
ESSA	ESSA Bancorp, Inc. of PA*	12.39	11.66	0.28	2.15	2.57	0.49	3.70	2.42	22.90	0.81	38.90	82.70	10.25	88.61	22.56	0.20	1.77	68.97
KBMT	Eagle Bancorp Montanta of MT*	10.32	8.93	0.48	3.57	4.45	0.07	0.51	0.36	103.09	0.84	22.45	81.00	8.36	95.16	NM	0.29	2.64	59.18
FSBW	FS Bancorp, Inc. of HA*	16.40	16.40	1.82	13.29	11.16	0.79	5.79	1.67	81.45	1.67	8.96	91.97	15.09	91.97	20.60	0.20	1.16	10.36
FFCO	FedFirst Financial Corp of PA*	17.18	16.88	0.81	4.68	5.53	0.82	4.73	1.23	73.96	1.12	18.10	89.08	15.30	91.00	17.92	0.24	1.26	22.86
FCAP	First Capital, Inc. of IN*	11.67	10.61	0.93	8.04	7.51	0.86	7.45	1.78	58.97	1.68	13.31	105.29	12.29	117.20	14.36	0.80	3.98	52.98
FCLF	First Clover Leaf Fin Cp of IL*	12.85	11.09	0.76	5.55	6.96	0.52	3.76	2.95	32.83	1.49	14.37	80.53	10.35	95.17	21.20	0.24	2.83	40.68
FBNK	First Connecticut Bncorp of CT*	13.49	13.49	0.21	1.51	1.39	0.04	0.29	2.15	44.75	1.10	NM	110.17	14.87	110.17	NM	0.12	0.79	57.14
FDKF	First Defiance Fin. Corp of OH*	12.88	9.97	0.93	7.40	7.35	0.73	5.75	3.31	39.15	1.74	13.61	100.22	12.91	133.81	17.50	0.40	1.48	20.20
FFNM	First Fed of N. Michigan of MI*	11.46	11.42	-0.35	-3.02	-5.83	-0.54	-4.64	5.31	14.82	1.20	NM	52.72	6.04	52.97	NM	0.00	0.00	NM
FFBH	First Fed. Bancshares of AR*	12.05	12.05	-2.95	-25.71	-9.43	-2.98	-26.00	6.64	42.88	4.40	NM	266.48	32.11	266.48	NM	0.20	2.10	NM
FFNW	First Fin NW, Inc of Renton WA*	21.29	21.29	0.37	1.93	1.74	0.45	2.33	11.39	11.88	1.81	NM	108.47	23.10	108.47	NM	0.16	1.47	NM
BANC	First PacTrust Bancorp of CA*	7.62	7.07	0.35	2.82	3.03	-0.59	-4.80	2.66	32.31	0.92	33.00	111.09	8.47	120.50	NM	0.48	3.31	NM
FSFG	First Savings Fin. Grp. of IN*	10.23	8.82	0.72	5.39	7.75	0.68	5.11	2.20	37.38	1.34	12.91	85.12	8.71	100.33	13.62	0.40	1.62	20.94
FXCB	Fox Chase Bancorp, Inc. of PA*	16.53	16.53	0.55	3.16	2.61	0.50	2.89	2.93	36.45	1.68	38.28	122.97	20.32	122.97	NM	0.24	1.33	51.06
FRNK	Franklin Financial Corp. of VA*	22.91	22.91	0.68	2.91	3.00	0.72	3.12	5.33	18.95	2.22	33.30	100.32	22.98	100.32	31.11	0.00	0.00	0.00
GTWN	Georgetown Bancorp, Inc. of MA*	14.42	14.42	0.48	3.82	3.75	-0.05	-0.37	1.61	51.16	0.94	26.63	88.33	12.73	88.33	NM	0.16	1.16	30.77
GCBC	Green Co Bcrp MHC of NY (44.7)	8.59	8.59	1.04	11.78	7.19	1.07	12.09	NA	NA	1.94	13.91	157.73	13.55	157.73	13.55	0.70	3.33	46.36
HFFC	HF Financial Corp. of SD*	8.30	7.97	0.53	6.40	6.59	0.13	1.58	2.06	43.27	1.54	15.17	95.81	7.96	100.22	NM	0.45	3.33	50.56
HMNF	HMN Financial, Inc. of MN*	5.67	5.67	0.21	2.27	4.22	-0.13	-1.39	7.27	48.10	4.78	23.71	91.08	5.16	91.08	NM	0.00	0.00	0.00
HBK	Hamilton Bancorp, Inc. of MD*	20.31	19.61	-0.05	-0.36	-0.36	-0.09	-0.57	2.21	28.19	1.28	NM	75.23	15.28	78.60	NM	0.00	0.00	NM
HBNK	Hampden Bancorp, Inc. of MA*	12.99	12.99	0.51	3.73	3.50	0.40	2.93	2.21	35.65	1.18	28.55	106.67	13.86	106.67	36.34	0.20	1.25	35.71
HBOS	Heritage Fin Group, Inc of GA*	8.80	8.49	0.86	7.93	7.17	0.74	6.89	1.30	51.23	1.18	13.95	112.08	9.87	116.58	16.04	0.16	0.93	13.01
HIFS	Hingham Inst. for Sav. of MA*	7.79	7.79	1.12	14.67	8.55	1.12	14.67	0.61	110.08	0.85	11.70	162.37	12.65	162.37	11.70	1.04	1.43	16.69
HBCP	Home Bancorp Inc. Lafayette LA*	14.65	14.46	0.92	6.39	6.49	0.76	5.28	1.98	29.37	0.83	15.40	96.48	14.13	97.95	18.64	0.00	0.00	0.00
HFBL	Home Federal Bancorp Inc of LA*	15.31	15.31	1.18	6.89	7.81	0.49	2.84	NA	NA	1.05	12.81	98.72	15.12	98.72	31.02	0.24	1.36	17.39
HMST	HomeStreet, Inc. of NA*	10.78	10.77	2.61	24.17	19.75	-0.36	-3.30	6.17	18.35	1.56	5.06	122.42	13.20	122.61	NM	0.44	1.91	9.69
HTBI	HomeTrust Bancshrs. Inc. of NC*	23.32	23.32	0.65	2.79	3.02	0.53	2.29	6.41	32.23	2.79	33.10	92.41	21.55	92.41	MM	0.00	0.00	0.00
HFBC	HopFed Bancorp. Inc. of KY*	10.61	10.59	0.34	2.95	4.15	0.13	1.11	1.35	80.05	1.95	24.11	78.23	8.30	78.40	NM	0.08	0.74	17.78
HCBK	Hudson City Bancorp, Inc of NJ(8)*	11.70	11.35	0.53	4.74	4.35	0.54	4.85	2.93	25.47	1.15	23.00	108.30	12.67	112.06	22.47	0.16	1.66	38.10

RP FINANCIAL, LC.
Financial Services Industry Consultants
1100 North Glebe Road, Suite 600
Arlington, Virginia 22201
(703) 528-1700
Exhibit 1–B (continued)
Weekly Thrift Market Line - Part Two
Prices As Of July 19, 2013

		Key Financial Ratios							Asset Quality Ratios			Pricing Ratios					Dividend Data (6)
			Tang.												Price/	Price/	Ind.	Divi-
		Equity/	Equity/	Reported Earnings			Core Earnings		NPAs	Resvs/	Resvs/	Price/	Price/	Price/	Tang.	Core	Div./	dend	Payout
Financial Institution		Assets	Assets	ROA (5)	ROE (5)	ROI (5)	ROA (5)	ROE (5)	Assets	NPAs	Loans	Earning	Book	Assets	Book	Earnings	Share	Yield	Ratio (7)
		(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(X)	(%)	(%)	(%)	(X)	($)	(%)	(%)

NASDAQ Listed OTC Companies (continued)
IROQ	IF Bancorp, Inc. of IL*	15.50	15.50	0.71	4.27	5.26	0.54	3.25	1.40	51.74	1.35	19.03	82.18	12.74	82.18	24.95	0.00	0.00	0.00
ISBC	Investors Bcrp MHC of NJ (41.6)	8.47	7.84	0.81	9.31	3.89	0.74	8.46	1.19	98.18	1.41	25.68	229.84	19.46	249.89	28.28	0.20	0.90	22.99
JXSB	Jacksonville Bancorp Inc of IL*	13.96	13.21	1.16	8.42	9.97	0.73	5.28	1.35	77.01	NA	10.03	83.33	11.63	88.80	15.99	0.30	1.55	15.54
JFBI	Jefferson Bancshares Inc of IN*	10.59	10.36	0.26	2.49	3.60	0.26	2.49	4.29	26.12	1.78	27.80	68.56	7.26	70.20	27.80	0.00	0.00	0.00
KFFB	KY Fst Fed Bp MHC of KY (38.9)	19.89	16.24	0.92	4.02	3.44	1.11	4.85	NA	NA	0.47	29.10	109.47	21.78	140.20	24.11	0.40	4.74	NM
KRNY	Kearny Fin Cp MHC of NJ (24.0)	16.88	13.58	0.21	1.22	0.83	0.14	0.82	1.24	30.26	0.80	NM	149.17	25.18	192.70	NM	0.00	0.00	0.00
LSBI	LSB Fin. Corp. of Lafayette IN*	10.95	10.95	0.75	7.13	7.14	0.29	2.77	3.29	51.00	2.15	14.00	96.46	10.56	96.46	36.03	0.20	0.82	11.43
LPSB	LaPorte Bancorp Inc. of IN*	17.48	15.95	0.93	6.53	7.09	0.70	4.90	1.89	46.21	1.42	14.10	74.41	13.01	83.06	18.80	0.16	1.58	22.22
LSBK	Lake Shore Bnp MHC of NY(38.7)	13.72	13.72	0.72	5.36	5.13	0.72	5.36	0.64	58.80	0.67	19.50	103.36	14.19	103.36	19.50	0.28	2.39	46.67
LABC	Louisiana Bancorp, Inc. of LA*	17.65	17.65	0.79	4.44	4.96	0.49	2.75	0.62	105.87	0.89	20.17	91.31	16.11	91.31	32.50	0.00	0.00	0.00
MSBF	MSB Fin Corp MHC of NJ (39. 2)	11.36	11.36	-1.84	-16.17	-16.91	-1.84	-16.17	7.55	17.02	1.94	NM	95.64	10.86	95.64	NM	0.00	0.00	NM
MCBK	Madison County Financial of NE*	21.60	21.27	1.24	6.85	5.56	1.06	5.84	0.11	NA	2.63	17.98	93.19	20.13	95.08	21.08	0.28	1.53	27.45
MGYR	Magyar Bancorp MHC of NJ (44.9)	8.62	8.62	0.08	0.91	1.21	-0.02	-0.26	NA	NA	0.82	NM	74.74	6.44	74.74	NM	0.00	0.00	0.00
MLVF	Malvern Bancorp, Inc. of PA*	14.17	14.17	0.05	0.43	0.41	0.00	0.00	4.09	22.52	1.39	NM	81.87	11.60	81.87	NM	0.11	0.91	NM
MFLR	Mayflower Bancorp, Inc. of MA (8)*	8.66	8.66	0.58	6.56	3.59	0.29	3.32	0.36	129.20	0.86	27.85	180.38	15.61	180.38	NM	0.24	1.21	33.80
EESB	Meridian Fn Serv MHC MA (40.6)	9.96	9.44	0.61	5.78	3.04	0.19	1.83	2.16	40.34	1.11	32.90	184.49	18.37	195.64	NM	0.00	0.00	0.00
CASH	Meta Financial Group of IA*	8.24	8.12	0.62	8.23	6.86	0.55	7.31	0.48	44.43	1.11	14.57	105.06	8.66	106.74	16.41	0.52	1.90	27.66
NASB	NASB Fin, Inc. of Grandview MO*	16.14	15.97	2.64	18.67	14.20	-0.82	-5.81	8.52	20.63	2.58	7.04	118.8l	19.18	120.30	NM	0.90	3.13	22.06
NECB	NE Comm Bncrp MHC of NY (42.5)	24.25	24.02	-0.55	-2.40	-3.06	-0.55	-2.40	5.70	19.25	1.35	NM	79.56	19.30	80.64	NM	0.12	1.83	NM
NETB	NE Thrift Bancshares of NH*	8.71	5.75	0.61	6.06	6.86	0.29	2.88	1.59	49.79	1.06	14.58	97.36	8.48	152.17	30.69	0.52	3.53	51.49
NVSL	Nangatuck Valley Fin Crp of CT*	12.58	12.58	-2.41	-17.87	-25.51	-2.67	-19.77	6.44	42.02	3.33	NM	77.91	9.80	77.91	NM	0.00	0.00	NM
NFSB	Newport Bancorp, Inc. of RI*	12.53	12.53	0.29	2.48	2.18	0.36	3.15	1.13	81.59	1.11	NM	111.56	13.98	111.56	36.13	0.00	0.00	0.00
NFBK	Northfield Bancorp, Inc. of NJ*	26.16	25.72	0.60	3.38	2.25	0.58	3.25	1.92	48.10	2.10	NM	93.82	24.54	96.00	NM	0.24	2.00	NM
NWBI	Northwest Bancshares Inc of PA*	14.35	12.41	0.80	5.52	4.73	0.77	5.35	2.45	36.77	1.28	21.16	117.66	16.88	139.17	21.80	0.48	3.34	70.59
OBAF	OBA Financial Serv, Inc of MD*	19.48	19.48	0.25	1.29	1.25	0.24	1.24	1.91	45.54	1.11	NM	103.79	20.22	103.79	NM	0.00	0.00	0.00
OSHC	Ocean Share Holding Co. of NJ*	10.06	9.61	0.46	4.57	4.78	0.49	4.83	0.77	51.30	0.58	20.94	95.00	9.56	100.00	19.79	0.24	1.66	34.78
OCFC	OceanFirst Fin. Corp of NJ*	9.53	9.53	0.82	8.57	6.23	0.73	7.61	2.89	30.78	1.34	16.05	137.69	13.12	137.69	18.07	0.48	2.80	44.86
OFED	Oconee Fed Fn Cp MHC SC (35.0)	21.14	21.14	1.11	5.11	4.37	1.10	5.03	0.78	25.63	0.33	22.90	121.07	25.59	121.07	23.24	0.40	2.53	57.97
OABC	OmniAmerican Bancorp Inc of TX*	16.15	16.15	0.53	3.37	2.49	0.24	1.52	1.86	29.16	0.92	NM	133.81	21.60	133.81	NM	0.00	0.00	0.00
ONFC	Oneida Financial Corp. of NY*	13.04	9.65	0.82	6.23	5.29	0.92	6.92	0.37	106.04	0.89	18.89	114.52	14.93	160.71	17.00	0.48	3.14	59.26
ORIT	Oritani Financial Corp of NJ*	18.18	18.18	1.32	7.10	4.79	1.32	7.10	1.20	94.92	1.42	20.86	147.96	26.90	147.96	20.86	0.70	4.19	NM
PSBH	PSB Hldgs Inc MHC of CT (42.9)	11.24	9.84	0.25	2.25	2.83	0.32	2.91	NA	NA	1.21	35.29	76.63	8.61	89.89	27.27	0.16	2.67	NM
PVFC	PVF Capital Corp. of Solon OH (8)*	10.17	10.17	0.86	9.25	6.02	-0.23	-2.49	4.66	42.13	2.61	16.62	145.45	14.80	145.45	NM	0.00	0.00	0.00
PBHC	Pathfinder BC MHC of NY (39.5)	5.55	4.83	0.48	5.75	5.58	0.44	5.29	1.58	58.86	1.38	17.92	147.25	8.18	170.49	19.47	0.12	0.76	13.64
PEOP	Peoples Fed Bancshrs Inc of MA*	18.72	18.72	0.25	1.31	1.20	0.22	1.13	0.35	203.00	0.90	NM	111.43	20.86	111.43	NM	0.16	0.87	72.73
PBCT	Peoples United Financial of CT*	15.97	9.63	0.83	4.76	4.91	0.81	4.64	1.93	31.78	0.84	20.37	100.65	16.08	179.58	20.92	0.65	4.20	NM
PBSK	Poage Bankshares, Inc. of KY*	19.32	19.32	0.45	2.34	2.85	0.30	1.58	0.63	101.80	1.12	35.05	82.94	16.03	82.94	NM	0.16	1.06	37.21
PBCP	Polonia Bancorp, Inc. of PA*	15.21	15.21	0.04	NM	0.32	-0.12	NM	NA	NA	0.99	NM	79.23	12.05	79.23	NM	0.00	0.00	0.00
PROV	Provident Fin. Holdings of CA*	12.89	12.89	1.98	16.53	13.98	-1.54	-12.85	2.27	60.63	1.79	7.16	113.01	14.57	113.01	NM	0.28	1.64	11.76
PBNY	Provident NY Bncrp, Inc. of NY*	13.33	9.18	0.62	4.69	4.78	0.51	3.85	1.58	46.98	1.25	20.92	93.81	12.50	142.70	25.51	0.24	2.29	48.00
PBIP	Prudential Bncp MHC PA (24.9)	12.55	12.55	0.49	4.04	2.41	0.20	1.68	1.55	33.78	0.89	NM	165.67	20.79	165.67	NM	0.00	0.00	0.00
PULS	Pulaski Fin Cp of St. Louis MO*	7.23	6.96	0.77	8.50	9.14	0.21	2.35	3.32	41.47	1.60	10.94	115.64	8.36	120.52	39.54	0.38	3.70	40.43
RVSB	Riverview Bancorp, Inc. of WA*	10.09	7.03	0.33	3.52	4.41	0.22	2.35	6.05	33.26	2.91	22.67	77.94	7.87	115.74	34.00	0.00	0.00	0.00
RCKB	Rockville Fin New, Inc. of CT*	15.56	15.51	0.84	5.10	4.41	0.61	3.72	1.06	84.58	1.17	22.69	116.74	18.16	117.15	31.14	0.40	2.99	67.80
ROMA	Roma Fin Corp MHC of NJ (25.5) (8)	12.11	12.02	0.03	0.28	0.10	0.02	0.14	3.12	15.31	0.82	NM	269.37	32.62	271.65	NM	0.00	0.00	0.00
SIFI	SI Financial Group, Inc. of CT*	13.13	12.82	0.06	0.48	0.54	-0.01	-0.08	1.27	51.96	0.93	NM	89.62	11.77	92.14	NM	0.12	1.08	NM
SPBC	SP Bancorp, Inc. of Plano, TX*	11.34	11.34	0.57	4.91	5.36	-0.05	-0.40	2.82	29.85	1.07	18.67	90.41	10.26	90.41	NM	0.00	0.00	0.00
SVBI	Severn Bancorp, Inc. of MD*	9.63	9.60	0.24	1.96	4.00	0.03	0.28	11.41	15.96	2.32	25.00	64.58	6.22	64.81	NM	0.00	0.00	0.00
SMPL	Simplicity Bancorp of CA*	16.59	16.21	0.59	3.55	4.43	0.46	2.79	2.81	26.00	0.89	22.58	83.17	13.80	85.50	28.78	0.32	2.18	49.23
STND	Standard Financial Corp. of PA*	17.55	15.77	0.64	3.55	4.58	0.59	3.30	0.91	100.30	1.39	21.84	79.97	14.03	90.91	23.46	0.18	0.95	20.69
SIBC	State Investors Bancorp of LA*	17.58	17.58	0.26	1.42	1.72	0.26	1.42	1.93	30.21	0.71	NM	88.20	15.51	88.20	NM	0.00	0.00	0.00
THRD	TF Fin. Corp. of Newtown PA*	11.65	11.11	0.78	6.70	7.62	0.71	6.14	2.24	41.52	1.26	13.13	85.80	10.00	90.48	14.32	0.20	0.79	10.42
TFSL	TFS Fin Corp MHC of OH (26.5)	16.51	16.44	0.22	1.36	0.67	0.19	1.19	NA	NA	1.01	NM	200.51	33.10	201.52	NM	0.00	0.00	0.00
TBNK	Territorial Bancorp, Inc of HI*	13.99	13.97	0.95	6.84	6.03	0.76	5.47	0.49	21.73	0.21	16.57	112.90	15.79	113.01	20.71	0.52	2.24	37.14
TSBK	Timberland Bancocp, Inc. of WA*	10.39	9.68	0.59	4.87	6.97	0.34	2.83	6.90	22.22	2.03	14.35	81.73	8.49	88.47	24.72	0.12	1.35	19.35
TRST	TrustCo Bank Corp NY of NY*	8.19	8.17	0.86	10.61	6.76	0.84	10.34	1.52	71.20	1.76	14.80	154.17	12.62	154.57	15.18	0.26	4.39	65.00
UCBA	United Community Bancorp of IN*	14.26	13.71	0.38	3.31	3.72	0.09	0.78	NA	NA	2.17	26.87	70.12	10.00	73.35	NM	0.24	2.35	63.16
UCFC	United Community Fin. of OH*	10.40	10.40	-1.18	-11.86	-11.36	-1.70	-17.16	4.60	25.89	2.05	NM	102.49	10.66	102.19	NM	0.00	0.00	NM
UBNK	United Financial Bncrp of MA*	12.61	11.03	0.28	2.12	1.75	0.60	4.54	0.78	66.93	0.69	NM	102.57	12.93	119.42	26.65	0.44	2.75	NM
WSFS	WSFS Financial Corp. of DE*	8.54	7.84	0.74	7.72	5.96	0.44	4.63	1.46	67.72	1.53	16.79	143.73	12.27	157.80	28.00	0.48	0.79	13.26
WVFC	WVS Financial Corp. of PA*	11.82	11.82	0.45	4.05	5.63	0.45	4.05	NA	NA	0.91	17.75	70.19	8.30	70.19	17.75	0.16	1.48	26.23
WAFD	Washington Federal, Inc. of WA*	14.75	13.00	1.06	7.17	6.04	0.58	3.90	4.89	19.17	1.55	16.57	118.72	17.51	137.46	30.41	0.36	1.62	26.87
WSBF	Waterstone Fin MHC of WI(26.2) (8)	12.72	12.69	2.23	19.87	10.89	-1.52	-13.52	7.30	21.65	2.38	9.18	165.36	21.04	165.86	NM	0.00	0.00	0.00
WAYN	Wayne Savings Bancshares of OH*	9.97	9.56	0.53	5.39	7.31	0.49	4.94	2.34	31.83	1.19	13.68	73.95	7.37	77.50	14.91	0.32	3.20	43.84
WEBK	Wellesley Bancorp, Inc. of MA*	11.76	11.76	0.64	5.06	5.09	0.57	4.56	1.66	61.65	1.23	19.66	97.07	11.42	97.07	21.82	0.00	0.00	0.00
WBB	Westbury Bancorp, Inc. of WI*	15.82	15.82	0.15	NM	1.25	0.06	NM	3.05	30.21	1.19	NM	77.94	12.33	77.94	NM	0.00	0.00	0.00

RP FINANCIAL, LC.
Financial Services Industry Consultants 1100 North Glebe Road, Suite 600 Arlington, Virginia 22201 (703) 528-1700
Exhibit 1–B (continued)
Weekly Thrift Market Line - Part Two
Prices As Of July 19, 2013

	Key Financial Ratios							Asset Quality Ratios			Pricing Ratios					Dividend Data (6)
		Tang.												Price/	Price/	Ind.	Divi-
	Equity/	Equity/	Reported Earnings			Core Earnings		NPAs	Resvs/	Resvs/	Price/	Price/	Price/	Tang.	Core	Div./	dend	Payout
Financial Institution	Assets	Assets	ROA (5)	ROE (5)	ROI (5)	ROA (5)	ROE (5)	Assets	NPAs	Loans	Earning	Book	Assets	Book	Earnings	Share	Yield	Ratio (7)
	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(X)	(%)	(%)	(%)	(X)	($)	(%)	(%)

NASDAQ Listed OTC Companies (continued)
WFD Westfield Fin. Inc. of MA*	13.69	13.69	0.44	2.83	3.62	0.30	1.96	1.35	42.79	1.27	27.65	88.00	12.05	88.00	39.94	0.24	3.34	NM
WBKC Wolverine Bancorp, Inc. Of MI*	21.67	21.67	0.62	2.78	3.89	-0.01	-0.04	3.72	64.71	2.69	25.70	73.08	15.84	73.08	NM	0.00	0.00	0.00

EXHIBIT 2

Peer Group Core Earnings Analysis

Exhibit 2
Core Earnings Analysis
Comparable Institution Analysis
For the 12 Months Ended March 31, 2013

					Less:	Estimated
		Net Income	Less: Net	Tax Effect	Extraordinary	Core Income		Estimated
Comparable Group		to Common	Gains(Loss)	@ 34%	Items	to Common	Shares	Core EPS
		($000)	($000)	($000)	($000)	($000)	(000)	($)

BKMU	Bank Mutual Corp of WI	$8,095	($12,306)	$4,184	$0	($27)	46,432	$0.00
FDEF	First Defiance Fin. Corp of OH	19,319	(6,430)	2,186	$0	15,075	9,766	1.54
FFNW	First Fin NW, Inc of Renton WA	3,647	1,036	(352)	$0	4,331	18,805	0.23
FXCB	Fox Chase Bancorp, Inc. of PA	5,702	(635)	216	$0	5,283	12,260	0.43
FRNK	Franklin Financial Corp. of VA	7,222	848	(288)	$0	7,782	12,737	0.61
HFFC	HF Financial Corp. of SD	6,312	(7,257)	2,467	$0	1,522	7,055	0.22
CASH	Meta Financial Group of SD	10,325	(1,700)	578	$0	9,203	5,498	1.67
NASB	NASB Fin, Inc. of Grandview MO	32,131	(63,808)	21,695	$0	(9,982)	7,868	(1.27)
PULB	Pulaski Fin Cp of St. Louis MO	10,375	(11,473)	3,901	$0	2,803	10,990	0.26
SMPL	Simplicity Bancorp of CA	5,401	(1,762)	599	$0	4,238	8,293	0.51

Source:  SNL Financial, LC. and RP® Financial, LC. calculations.  The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2013 by RP® Financial, LC.

EXHIBIT 3

Pro Forma Analysis Sheet

Exhibit 3
PRO FORMA ANALYSIS SHEET
Waterstone Financial, Inc.
Prices as of July 19, 2013

			Subject		Peer Group		Wisconsin Companies		All Public
Valuation Midpoint Pricing Multiples		Symbol	at Midpoint		Mean	Median	Mean	Median	Mean	Median
Price-earnings multiple	=	P/E	8.43	x	21.57x	15.17x	36.10x	36.10x	20.05x	19.03x
Price-core earnings multiple	=	P/CE	17.40	x	26.67x	28.78x	25.45x	25.45x	23.14x	21.82x
Price-book ratio	=	P/B	75.70%		106.18%	106.77%	86.13%	77.94%	102.34%	95.81%
Price-tangible book ratio	=	P/TB	75.81%		111.04%	110.01%	86.30%	77.94%	110.67%	100.00%
Price-assets ratio	=	P/A	16.45%		15.00%	13.36%	10.69%	12.33%	13.28%	12.74%

Valuation Parameters				Adjusted

Pre-Conversion Earnings (Y)	$36,081,000	(12 Mths 06/13)	ESOP Stock Purchases (E)	8.00%
Pre-Conv. Core Earnings (YC)	$17,772,000	(12 Mths 06/13)	Cost of ESOP Borrowings (S)	0.00%
Pre-Conversion Book Value (B)	$209,399,525	06/13	ESOP Amortization (T)	20.00	Years
Intangible Assets	$601,000	06/13	RRP Programs as % of Offering (M)	4.00%
Pre-Conv. Tang. Book Value (TB)	$208,798,525	06/13	RRP Programs Vesting (N)	5.00	Years
Pre-Conversion Assets (A)	$1,632,876,000	06/13	Fixed Expenses	$1,724,550
Reinvest Rate (6/13 5 Yr Treas)	1.41%		Variable Expenses (@Midpoint)	2.73%
Tax rate (TAX)	40.00%		Percentage Sold (PCT)	73.5317%
After Tax Reinvest. Rate (R)	0.85%		MHC Assets (No Change)	$0
Est. Conv. Expenses (1)(X)	3.51%		MHC Equity	$54,525
Insider Purchases	$2,185,000		Options as % of Offering (O1)	10.00%
Price/Share	$10.00		Estimated Option Value (O2)	26.00%
Foundation Cash Contrib. (FC)	0.00%		Option Vesting Period (O3)	5.00	Years
Foundation Stock Contrib. (FS)	0.00%	Shares	% of Options taxable (O4)	25.00%
Foundation Tax Benefit (FT)	$0

Calculation of Pro Forma Value After Conversion

1.	V=	P/E * (Y)	V=	$299,190,690
		1 - P/E * PCT * ((1-X-E-M-FC-FS)*R - (1-TAX)*E/T - (1-TAX)*M/N)-(1-(TAX*O4))*(O1*O2)/O3)

2.	V=	P/E * (Y)	V=	$299,190,690
		1 - P/Core E * PCT * ((1-X-E-M-FC-FS)*R - (1-TAX)*E/T - (1-TAX)*M/N)-(1-(TAX*O4))*(O1*O2)/O3)

3.	V=	P/B * (B+Z)	V=	$299,190,690
		1 - P/B * PCT * (1-X-E-M-FC-FS)

4.	V=	P/TB * (TB+Z)	V=	$299,190,690
		1 - P/TB * PCT * (1-X-E-M-FC-FS)

5.	V=	P/A * (A+Z)	V=	$299,190,690
		1 - P/A * PCT * (1-X-E-M-FC-FS)

Shares		2nd Step	Full	Plus:	Total Market
	2nd Step	Exchange	Conversion	Foundation	Capitalization	Exchange
Conclusion	Offering Shares	Shares	Shares	Shares	Shares	Ratio
Maximum	25,300,000	9,106,929	34,406,929	0	34,406,929	1.0973
Midpoint	22,000,000	7,919,069	29,919,069	0	29,919,069	0.9542
Minimum	18,700,000	6,731,209	25,431,209	0	25,431,209	0.8111

Market Value
		2nd Step	Full
	2nd Step	Exchange	Conversion	Foundation	Total Market
Conclusion	Offering Value	Shares Value	Value	Value	Capitalization
Maximum	253,000,000	91,069,290	344,069,290	0	344,069,290
Midpoint	220,000,000	79,190,690	299,190,690	0	299,190,690
Minimum	187,000,000	67,312,090	254,312,090	0	254,312,090

(1)	Estimated offering expenses at midpoint of the offering.

EXHIBIT 4

Pro Forma Effect of Conversion Proceeds

Exhibit 4
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Waterstone Financial, Inc.
At the Minimum of the Range

1.	Fully Converted Value and Exchange Ratio
	Fully Converted Value	$254,312,090
	Exchange Ratio	0.81107

	2nd Step Offering Proceeds	$187,000,000
	Less: Estimated Offering Expenses	6,820,200
	2nd Step Net Conversion Proceeds (Including Foundation)	$180,179,800

2.	Estimated Additional Income from Conversion Proceeds

	Net Conversion Proceeds	$180,179,800
	Less: Cash Contribution to Foundation	0
	Less: Stock Contribution to Foundation	0
	Less: ESOP Stock Purchases (1)	(14,960,000)
	Less: MRP Stock Purchases (2)	(7,480,000)
	Net Proceeds to be Reinvested	$157,739,800
	Estimated after-tax net incremental rate of return	0.85%
	Earnings Increase	$1,334,479
	Less: Estimated cost of ESOP borrowings	0
	Less: Amortization of ESOP borrowings(3)	12,000
	Less: Stock Programs Vesting (3)	(897,600)
	Less: Stock Option Plan Vesting (4)	(875,160)
	Net Earnings Increase	($426,281)

				Net
			Before	Earnings	After
3.	Pro Forma Earnings		Conversion	Increase	Conversion

	12 Months ended June 30, 2013 (reported)		$36,081,000	($426,281)	$35,654,719
	12 Months ended June 30, 2013 (core)		$17,772,000	($426,281)	$17,345,719

		Before	Net Addition	Tax Benefit	After
4.	Pro Forma Net Worth	Conversion	to Equity	of Foundation	Conversion

	June 30, 2013	$209,399,525	$157,739,800	$0	$367,139,325
	June 30, 2013 (Tangible)	$208,798,525	$157,739,800	$0	$366,538,325

		Before	Net Capital	Tax Benefit	After
5.	Pro Forma Assets	Conversion	Proceeds	of Foundation	Conversion

	June 30, 2013	$1,632,876,000	$157,739,800	$0	$1,790,615,800

(1)	Includes ESOP purchases of 8.0% of the second step offering.
(2)	Includes MRP purchases of 4.0% of the second step offering.
(3)	ESOP amortized over 20 years, MRP amortized over 5 years, tax effected at: 40.00%
(4)	Options of 10.0% of the second step offering, valuation based on Black-Scholes model, 5 year vesting, assuming 25% taxable.

Exhibit 4
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Waterstone Financial, Inc.
At the Midpoint of the Range

1.	Fully Converted Value and Exchange Ratio
	Fully Converted Value	$299,190,690
	Exchange Ratio	0.95420

	2nd Step Offering Proceeds	$220,000,000
	Less: Estimated Offering Expenses	7,731,000
	2nd Step Net Conversion Proceeds (Including Foundation)	$212,269,000

2.	Estimated Additional Income from Conversion Proceeds

	Net Conversion Proceeds	$212,269,000
	Less: Cash Contribution to Foundation	0
	Less: Stock Contribution to Foundation	0
	Less: ESOP Stock Purchases (1)	(17,600,000)
	Less: MRP Stock Purchases (2)	(8,800,000)
	Net Proceeds to be Reinvested	$185,869,000
	Estimated after-tax net incremental rate of return	0.85%
	Earnings Increase	$1,572,452
	Less: Estimated cost of ESOP borrowings	0
	Less: Amortization of ESOP borrowings(3)	(67,000)
	Less: Stock Programs Vesting (3)	(1,056,000)
	Less: Stock Option Plan Vesting (4)	(1,029,600)
	Net Earnings Increase	($580,148)

				Net
			Before	Earnings	After
3.	Pro Forma Earnings		Conversion	Increase	Conversion

	12 Months ended June 30, 2013 (reported)		$36,081,000	($580,148)	$35,500,852
	12 Months ended June 30, 2013 (core)		$17,772,000	($580,148)	$17,191,852

		Before	Net Cash	Tax Benefit	After
4.	Pro Forma Net Worth	Conversion	Proceeds	of Foundation	Conversion

	June 30, 2013	$209,399,525	$185,869,000	$0	$395,268,525
	June 30, 2013 (Tangible)	$208,798,525	$185,869,000	$0	$394,667,525

		Before	Net Cash	Tax Benefit	After
5.	Pro Forma Assets	Conversion	Proceeds	of Foundation	Conversion

	June 30, 2013	$1,632,876,000	$185,869,000	$0	$1,818,745,000

(1)	Includes ESOP purchases of 8.0% of the second step offering.
(2)	Includes MRP purchases of 4.0% of the second step offering.
(3)	ESOP amortized over 20 years, MRP amortized over 5 years, tax effected at: 40.00%
(4)	Options of 10.0% of the second step offering, valuation based on Black-Scholes model, 5 year vesting, assuming 25% taxable.

Exhibit 4
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Waterstone Financial, Inc.
At the Maximum of the Range

1.	Fully Converted Value and Exchange Ratio
	Fully Converted Value	$344,069,290
	Exchange Ratio	1.09733

	2nd Step Offering Proceeds	$253,000,000
	Less: Estimated Offering Expenses	8,641,800
	2nd Step Net Conversion Proceeds (Including Foundation)	$244,358,200

2.	Estimated Additional Income from Conversion Proceeds

	Net Conversion Proceeds	$244,358,200
	Less: Cash Contribution to Foundation	0
	Less: Stock Contribution to Foundation	0
	Less: ESOP Stock Purchases (1)	(20,240,000)
	Less: MRP Stock Purchases (2)	(10,120,000)
	Net Proceeds to be Reinvested	$213,998,200
	Estimated after-tax net incremental rate of return	0.85%
	Earnings Increase	$1,810,425
	Less: Estimated cost of ESOP borrowings	0
	Less: Amortization of ESOP borrowings(3)	(146,000)
	Less: Stock Programs Vesting (3)	(1,214,400)
	Less: Stock Option Plan Vesting (4)	(1,184,040)
	Net Earnings Increase	($734,015)

				Net
			Before	Earnings	After
3.	Pro Forma Earnings		Conversion	Increase	Conversion

	12 Months ended June 30, 2013 (reported)		$36,081,000	($734,015)	$35,346,985
	12 Months ended June 30, 2013 (core)		$17,772,000	($734,015)	$17,037,985

		Before	Net Cash	Tax Benefit	After
4.	Pro Forma Net Worth	Conversion	Proceeds	of Foundation	Conversion

	June 30, 2013	$209,399,525	$213,998,200	$0	$423,397,725
	June 30, 2013 (Tangible)	$208,798,525	$213,998,200	$0	$422,796,725

		Before	Net Cash	Tax Benefit	After
5.	Pro Forma Assets	Conversion	Proceeds	of Foundation	Conversion

	June 30, 2013	$1,632,876,000	$213,998,200	$0	$1,846,874,200

(1)	Includes ESOP purchases of 8.0% of the second step offering.
(2)	Includes MRP purchases of 4.0% of the second step offering.
(3)	ESOP amortized over 20 years, MRP amortized over 5 years, tax effected at: 40.00%
(4)	Options of 10.0% of the second step offering, valuation based on Black-Scholes model, 5 year vesting, assuming 25% taxable.

EXHIBIT 5

RP® Financial, LC.
Firm Qualifications Statement

FIRM QUALIFICATION STATEMENT

RP® Financial (“RP®) provides financial and management consulting, merger advisory and valuation services to the financial services industry nationwide.  We offer a broad array of services, high quality and prompt service, hands-on involvement by principals and senior staff, careful structuring of strategic initiatives and sophisticated valuation and other analyses consistent with industry practices and regulatory requirements.  Our staff maintains extensive background in financial and management consulting, valuation and investment banking.  Our clients include commercial banks, thrifts, credit unions, mortgage companies, insurance companies and other financial services companies.

STRATEGIC PLANNING SERVICES

RP®’s strategic planning services are designed to provide effective feasible plans with quantifiable results.  We analyze strategic options to enhance shareholder value, achieve regulatory approval or realize other objectives.  Such services involve conducting situation analyses; establishing mission/vision statements, developing strategic goals and objectives; and identifying strategies to enhance franchise and/or market value, capital management, earnings enhancement, operational matters and organizational issues.  Strategic recommendations typically focus on:  capital formation and management, asset/liability targets, profitability, return on equity and stock pricing.  Our proprietary financial simulation models provide the basis for evaluating the impact of various strategies and assessing their feasibility and compatibility with regulations.

MERGER ADVISORY SERVICES

RP®’s merger advisory services include targeting potential buyers and sellers, assessing acquisition merit, conducting due diligence, negotiating and structuring merger transactions, preparing merger business plans and financial simulations, rendering fairness opinions, preparing mark-to-market analyses, valuing intangible assets and supporting the implementation of post-acquisition strategies.  Our merger advisory services involve transactions of financially healthy companies and failed bank deals.  RP® is also expert in de novo charters and shelf charters.  Through financial simulations, comprehensive data bases, valuation proficiency and regulatory familiarity, RP®’s merger advisory services center on enhancing shareholder returns.

VALUATION SERVICES

RP®’s extensive valuation practice includes bank and thrift mergers, thrift mutual-to-stock conversions, goodwill impairment, insurance company demutualizations, ESOPs, subsidiary companies, merger accounting and other purposes.  We are highly experienced in performing appraisals which conform to regulatory guidelines and appraisal standards.  RP® is the nation’s leading valuation firm for thrift mutual-to-stock conversions, with appraised values ranging up to $4 billion.

OTHER CONSULTING SERVICES

RP® offers other consulting services including evaluating the impact of regulatory changes (TARP, etc.), branching and diversification strategies, feasibility studies and special research.  We assist banks/thrifts in preparing CRA plans and evaluating wealth management activities on a de novo or merger basis.  Our other consulting services are facilitated by proprietary valuation and financial simulation models.

KEY PERSONNEL (Years of Relevant Experience & Contact Information)

Ronald S. Riggins, Managing Director (30)	(703) 647-6543	rriggins@rpfinancial.com
William E. Pommerening, Managing Director (27)	(703) 647-6546	wpommerening@rpfinancial.com
Gregory E. Dunn, Director (28)	(703) 647-6548	gdunn@rpfinancial.com
James P. Hennessey, Director (25)	(703) 647-6544	jhennessey@rpfinancial.com
James J. Oren, Director (24)	(703) 647-6549	joren@rpfinancial.com
Marcus Faust, Director (23)	(703) 647-6553	mfaust@rpfinancial.com
Timothy M. Biddle, Senior Vice President (21)	(703) 647-6552	tbiddle@rpfinancial.com
Marcus Faust, Senior Vice President (23)	(703) 647-6553	mfaust@rpfinancial.com
Janice Hollar, Senior Vice President (29)	(703) 647-6554	jhollar@rpfinancial.com
Carla Pollard, Senior Vice President (22)	(703) 647-6556	cpollard@rpfinancial.com

Washington Headquarters
Three Ballston Plaza	Telephone: (703) 528-1700
1100 North Glebe Road, Suite 600	Fax No.: (703) 528-1788
Arlington, VA 22201	Toll-Free No.: (866) 723-0594
www.rpfinancial.com	E-Mail: mail@rpfinancial.com